UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8544

FPA FUNDS TRUST
(Exact name of registrant as specified in charter)

11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA		90025
(Address of principal executive offices)		(Zip code)

(Name and address of agent for service)		Copy to:

J. RICHARD ATWOOD, PRESIDENT FPA FUNDS TRUST 11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA 90025		MARK D. PERLOW, ESQ. DECHERT LLP ONE BUSH STREET, STE. 1600 SAN FRANCISCO, CA 94104

Registrant’s telephone number, including area code:		(310) 473-0225

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2016

Item 1:  Report to Shareholders.

FPA Crescent Fund

Semi-Annual Report

June 30, 2016

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

Dear Shareholders:

The FPA Crescent Fund ("the Fund") returned 0.39% in the second quarter of 2016 and 0.19% in the first half of the year. This compares to 2.46% and 3.84%, respectively, for the S&P 500 and 0.99% and 1.23%, respectively, for the MSCI ACWI index.

In the most recent quarter, winners added 0.89% while the losers detracted -0.75%.1 There wasn't any one company with notable news that had a significant impact on the quarter's performance.

Winners	Losers
Consol Energy Bonds (various issues)	Microsoft Corp
Aon PLC	WPP PLC
Halliburton Company	Sound Holding FP Luxembourg
Occidental Petroleum Corp	Alphabet Inc. (Class A and C)
Leucadia National Corp	TE Connectivity LTD

This letter will be briefer than our usual mid-year commentary as we devoted a lot of time to the Fund, its process and some macro views during our recent Investor Day. We also recently wrote about the market noise surrounding Brexit. The Investor Day transcript and the Brexit commentary can both be found on the Fund's website at www.fpafunds.com.

We hope you will find the voluminous information offered between the two documents helpful as you review your investment with us. Both the world and our portfolio haven't changed enough in the last month to unnecessarily clog your inbox.

Value investing continues to be out of favor but we continue to inch along with our habitual conservative bent. We invest when we see the prospects for a good rate of return without any kind of heroic assumptions, meaning that the base case in our models does not assume the greatest unit growth or the highest margins. If we start pushing the pencil too hard to make the numbers work, there won't be a margin of safety. We'd prefer not to invest in such scenarios, which explains the fund's continuing large cash position.

The best performing assets in the markets have generally been those with the highest perceived quality and the highest yield and the longest duration. This has driven investors to investments such as 30-year U.S. Treasury bonds and the highest quality global equities that pay a dividend. We used to own many of these companies but they became too expensive and we sold them in order to purchase less expensive businesses. As far as our stock price performance is concerned, we would have been better off had we retained our entire portfolio from a couple of years ago. What we sold has, on average, increased more than what we bought. The expensive has become more expensive. Something sold at 18x earnings can go to 20x, 22x or anywhere really. We can't control where stocks trade but we can choose what to own and when to buy and sell.

We continue to act prudently. We own a portfolio of businesses that is growing faster than the market (of late) and trades less expensively but the market doesn't care. According to CapIQ, Crescent's equities had trailing 12-month earnings growth of +3.27% compared to -4.45% for the S&P 500 and -9.95% for the MSCI ACWI.2 If the Wall Street consensus has it right, our portfolio should continue to grow more or less in line with the market.

1  Reflects the top contributors and top detractors to the Fund's performance based on contribution to return for the quarter. Attribution is presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented.

2  Source: CapIQ.

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

We don't know what the future has in store but we take some additional comfort in the fact that our portfolio trades at a sizeable discount to the market on both a P/E and a Price/Book basis.

	Trailing 12 Month Earnings Per Share Growth	Projected Earnings Per Share Growth	2016 Forward Price/Earnings[3]	Price/Book[4]
FPACX	3.27%	8.7%	14.8	1.3
S&P 500	-4.45%	8.5%	17.2	2.7
MSCI ACWI	-9.95%	9.7%	15.9	2.0

Over time, valuation should follow earnings. Nowhere is it written, though, that even when an investment is made with a margin of safety that the asset purchased won't first decline. That explains our investment in financials (discussed in some additional detail below).

Investing

Financials are currently our largest equity exposure at about 20%, but that includes service businesses like Aon.5 The Fund's exposure to traditional balance sheet intensive financials is roughly 14%.

Banks in the S&P 500 have recently traded near their lowest valuation relative to tangible book value in 20 years.6 As prices and valuations have declined, our exposure increased as would be expected given our immutable value-investing principles. We own AIG, Citigroup, Bank of America, CIT and Leucadia/Jefferies to name most of them. Leading up to the 2008/09 financial crisis, these companies were highly leveraged (20:1 across the group), traded at high valuations (~2x tangible book) and had poor asset quality.

Today, however, the picture has changed quite dramatically. These companies have stronger balance sheets, trade at much lower multiples and, we believe, have better loans. On average, tangible equity/tangible assets is better by a factor of two with the group currently trading at a cheap 72% of tangible book.7 And, in wanting to avoid the massive loan losses of the last recession, banks have generally been more conservative in their lending practices. There's always a rub though. The return on tangible equity is a fairly pitiful 8% or so across our investments.

From a total portfolio perspective, we like to think about what we could lose before we think about what we could make so we seriously weigh the chance for a permanent impairment of capital with these investments. Because banks and insurance companies are both inherently opaque and leveraged and we are not inside these corporations, we cannot know everything that's happening. In order not to expose the entire portfolio to the exogenous risk of excessive concentration, we have currently chosen to limit the Fund's aggregate exposure to balance sheet intensive financials to 15%. This protects the Fund on a portfolio basis by not having too many eggs in one basket. We do not intend to diverge from our cautious approach or increase our overall allocation to financials unless valuations continue to decline and reach absurd levels.

3  Price/Earnings, or P/E, is the price of a stock divided by its earnings per share.

4  Price/Book, or P/B, is the price of a stock divided by its book value per share.

5  The 20% exposure to the financials sector is based on the Global Industry Classification Standard (GICS).

6  Tangible book value is the total net asset value of a company minus intangible assets and goodwill.

7  Tangible equity/tangible assets is calculated by taking the value of the company's total equity and subtracting intangible assets, goodwill and preferred stock equity and then dividing by the value of the company's tangible assets.

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

In thinking about these individual companies, we consider various scenarios. For example, we reduced 2015's pre-tax, pre-provision earnings by a theoretical amount equivalent to the actual losses incurred in the financial crisis of 2008-10. This is a fairly draconian view and gives no credit to today's better asset quality. Even under this scenario, by our calculations all of the companies held in the portfolio would remain well-financed and, in many cases, would be better financed than they were in 2007, pre-crisis.

Ever mindful of the downside, we were comforted by the Federal Reserve's recent publication of its annual bank stress tests, which concluded that each of the companies we own that was subject to the test was adequately capitalized in a severe stress scenario.

With the downside meaningfully protected in our view, let's consider the upside. We believe that these financials are absolutely cheap, trading at less than 75% of tangible book. If we were to assume Price/Tangible Book remains a constant over a three-year holding period and nothing else changes (i.e., no improvement to the 8% ROTE, no change in dividend or earnings, etc.), then we would estimate a 10%-11% rate of return on these positions.8,9 That's interesting but not great.

What if these companies are successful in their plans to get ROTE higher? If that happened (or even if it didn't), we wouldn't be surprised to see their trading value move higher. Under that scenario, we would estimate an attractive mid- to high-teens rate of return on these positions. Then again, that might not happen. It still sets up for an attractive risk/reward, i.e., the upside potential is greater than the downside risk in our view.

One last thought...Capitalism is nothing if not consistent. If one believes he can get more for something, he will certainly try. Many of the financials we own are set up well in that regard. Underperforming and hidden assets, overcapitalized balance sheets and managements that haven't successfully created shareholder value on their own can attract activist shareholders. Carl Icahn's representatives, for example, have been elected to AIG's board of directors, which is in the process of selling off pieces of the company. CIT has announced that it is exploring strategic alternatives and has announced asset sales. Long-time bank analyst Mike Mayo has said, "No bank is immune from activist pressure."10 As we've said before, good things generally happen to cheap stocks.

Conclusion

Valuation is a function of what investors will pay for future earnings. Higher earnings growth and a lower discount rate mean a higher multiple. Today, there is lower than average earnings growth around the world so that leaves a greater dependence on rates. People are now paying more for less, all because of low, low, low, low rates. For that, gratitude can be expressed to central bankers born with the congenital defect of missing a risk aversion gene. It feels like we're on the bleeding edge but of what we don't know. As one more example in a long line of them offered in past missives, we hold up the European Central Bank's (ECB) corporate sector purchase program (CSPP) as another example of misguided hope. The program will buy investment-grade bonds issued by non-financial companies in the euro area. In June, just the first month of the program, they purchased €6 billion, which one pundit estimated to be approximately 1% of the €600-€700 billion EU corporate bond market that

8  8% ROTE / 75% Price/Tangible Book = 10.7% estimated rate of return.

9  ROTE stands for return on tangible equity and is a measure of profitability that calculates how many dollars of profit a company generates with each dollar of shareholders' equity less preferred stock, goodwill, and identifiable intangible assets.

10  Crain's New York. December 8, 2014.
http://www.crainsnewyork.com/article/20141208/BLOGS02/312079992/

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

would be eligible.11 That's one helluva aggressive bid support and will serve to only drive European corporate bond yields lower and, in turn, could spillover to lowering corporate and government bond yields in the U.S. as investors flee to a higher yield and what is currently perceived to be a safer currency. We merely share this information without analysis because we just don't know what to make of it. It's not like any central banker has ever successfully baked a cake with all of these QE ingredients. No one knows what this means and it's hard not to be both skeptical and nervous. We, therefore, continue to tread cautiously.

Respectfully submitted,

Steven Romick
Portfolio Manager
July 25, 2016

11  ECB Corporate Purchase Program, Anthony Valeri. LPL Financial.
http://www.advisorperspectives.com/commentaries/20160610-lpl-financial-ecb-corporate-purchase-program

FPA CRESCENT FUND

The discussions of Fund investments represent the views of the Fund's managers at the time of this report and are subject to change without notice. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any First Pacific Advisors portfolio. Security examples featured are samples for presentation purposes and are intended to illustrate our investment philosophy and its application. It should not be assumed that most recommendations made in the future will be profitable or will equal the performance of the securities. This information and data has been prepared from sources believed reliable. The accuracy and completeness of the information cannot be guaranteed and is not a complete summary or statement of all available data.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on our current expectations, they are considered "forward-looking statements" which may or may not prove to be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

FPA CRESCENT FUND

PORTFOLIO SUMMARY

June 30, 2016
(Unaudited)

Common Stocks		61.9%
Infrastructure Software	7.4%
Aircraft & Parts	5.9%
Diversified Banks	4.9%
Investment Companies	3.3%
Base Metals	3.1%
Insurance Brokers	3.1%
Entertainment Content	3.1%
P&C Insurance	3.1%
Internet Media	3.0%
Communications Equipment	2.7%
Semiconductor Devices	2.3%
Commercial Finance	2.3%
Electrical Components	1.9%
Consumer Finance	1.8%
Other Common Stocks	1.7%
Electrical Power Equipment	1.6%
Advertising & Marketing	1.4%
Household Products	1.3%
Life Science Equipment	1.3%
Containers & Packaging	1.1%
Specialty Chemicals	1.0%
Integrated Oils	0.9%
Food & Drug Stores	0.9%
Oil & Gas Services & Equipment	0.8%
Reinsurance	0.6%
Institutional Brokerage	0.6%
Exploration & Production	0.3%
Casinos & Gaming	0.3%
Marine Shipping	0.2%
Limited Partnerships		0.4%
Preferred Stock		0.1%
Bonds & Debentures		36.4%
U.S. Treasuries	30.0%
Corporate Bonds & Notes	4.4%
Asset-Backed Securities	0.8%
Residential Mortgage-Backed Securities	0.7%
Convertible Bonds	0.3%
Corporate Bank Debt	0.2%
Put Options Purchased		0.1%
Short-term Investments		0.4%
Securities Sold Short		(3.9)%
Other Assets And Liabilities, Net		4.6%
Net Assets		100.0%

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS

June 30, 2016
(Unaudited)

COMMON STOCKS	Shares	Fair Value
INFRASTRUCTURE SOFTWARE — 7.4%
Microsoft Corp.	7,732,740	$395,684,306
Oracle Corporation	19,810,787	810,855,512
		$1,206,539,818
AIRCRAFT & PARTS — 5.9%
Esterline Technologies Corporation*,§	2,863,871	$177,674,557
Meggitt plc (Britain)§	42,460,160	230,789,358
United Technologies Corporation	5,390,020	552,746,551
		$961,210,466
DIVERSIFIED BANKS — 4.9%
Bank of America Corporation	24,829,840	$329,491,977
Citigroup, Inc.	11,132,480	471,905,827
		$801,397,804
INVESTMENT COMPANIES — 3.3%
Groupe Bruxelles Lambert SA (Belgium)	2,851,023	$233,800,222
Leucadia National Corporation	17,836,443	309,105,557
		$542,905,779
BASE METALS — 3.1%
Alcoa, Inc.	48,379,832	$448,481,043
MMC Norilsk Nickel PJSC (ADR) (Russia)	4,377,920	58,634,923
		$507,115,966
INSURANCE BROKERS — 3.1%
Aon plc (Britain)	4,624,910	$505,178,919
ENTERTAINMENT CONTENT — 3.1%
Naspers, Ltd. (N Shares) (South Africa)	3,268,832	$499,134,249
P&C INSURANCE — 3.1%
American International Group, Inc.	9,381,080	$496,165,321
INTERNET MEDIA — 3.0%
Alphabet, Inc. (Class A)*	220,277	$154,971,478
Alphabet, Inc. (Class C)*	220,881	152,871,740
Baidu, Inc. (ADR) (China)*	290,466	47,970,460
Yahoo!, Inc.*	3,412,700	128,181,012
		$483,994,690
COMMUNICATIONS EQUIPMENT — 2.7%
Cisco Systems, Inc.	15,443,820	$443,083,196

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2016
(Unaudited)

COMMON STOCKS — Continued	Shares	Fair Value
SEMICONDUCTOR DEVICES — 2.3%
Analog Devices, Inc.	3,731,890	$211,374,249
QUALCOMM, Inc.	3,100,110	166,072,893
		$377,447,142
COMMERCIAL FINANCE — 2.3%
CIT Group, Inc.§	11,811,262	$376,897,370
ELECTRICAL COMPONENTS — 1.9%
TE Connectivity, Ltd. (Switzerland)	5,468,970	$312,332,877
CONSUMER FINANCE — 1.8%
American Express Co.	4,794,270	$291,299,845
ELECTRICAL POWER EQUIPMENT — 1.6%
General Electric Co.	8,423,390	$265,168,317
ADVERTISING & MARKETING — 1.4%
WPP plc (Britain)	10,943,690	$228,081,634
HOUSEHOLD PRODUCTS — 1.3%
Henkel AG & Co. KGaA (Germany)	1,128,081	$122,022,115
Unilever NV (CVA) (Britain)	1,932,200	89,865,878
		$211,887,993
LIFE SCIENCE EQUIPMENT — 1.3%
Thermo Fisher Scientific, Inc.	1,415,820	$209,201,563
CONTAINERS & PACKAGING — 1.1%
Owens-Illinois, Inc.*,§	9,409,630	$169,467,436
SPECIALTY CHEMICALS — 1.0%
Nexeo Solutions, Inc.*,§	17,691,717	$158,871,619
Nexeo Solutions, Inc. (Founders Shares)**	2,431,709	9,548,120
		$168,419,739
INTEGRATED OILS — 0.9%
Gazprom PAO (ADR) (Russia)	12,690,400	$54,834,761
Lukoil PJSC (ADR) (Russia)	1,455,100	60,901,207
Rosneft OAO (GDR) (Russia)	5,711,200	29,382,896
		$145,118,864

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2016
(Unaudited)

COMMON STOCKS — Continued	Shares	Fair Value
FOOD & DRUG STORES — 0.9%
Jardine Strategic Holdings, Ltd. (Hong Kong)	2,674,240	$80,948,670
Lenta, Ltd. (GDR) (Russia)*,**,††	8,153,870	58,707,864
		$139,656,534
OIL & GAS SERVICES & EQUIPMENT — 0.8%
Halliburton Co.	2,926,070	$132,521,710
REINSURANCE — 0.6%
Alleghany Corporation*	180,217	$99,043,659
INSTITUTIONAL BROKERAGE — 0.6%
LPL Financial Holdings, Inc.	4,165,970	$93,859,304
EXPLORATION & PRODUCTION — 0.3%
Occidental Petroleum Corporation	620,540	$46,888,002
CASINOS & GAMING — 0.3%
Genting Malaysia Bhd (Malaysia)	41,441,930	$45,820,938
MARINE SHIPPING — 0.2%
Sound Holding FP (Luxembourg)††	1,146,250	$31,208,493
OTHER COMMON STOCKS — 1.7%		$277,932,667
TOTAL COMMON STOCKS — 61.9% (Cost $8,800,921,072)		$10,068,980,295
LIMITED PARTNERSHIPS — 0.4% (Cost $48,885,652)
WLRS Fund I LLC** (Cost $8,505,315)	968	$6,734,353
U.S. Farming Realty Trust, L.P.†† (Cost $28,701,758)	350,000	40,442,850
U.S. Farming Realty Trust II, L.P.†† (Cost $11,678,579)	120,000	12,818,760
		$59,995,963
PREFERRED STOCK — 0.1%
INTEGRATED OILS — 0.1%
Surgutneftegas OAO (Preference Shares) (Russia) (Cost $27,221,319)	39,322,900	$23,614,091

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2016
(Unaudited)

BONDS & DEBENTURES	Principal Amount	Fair Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.7%
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 0.7%
Stanwich Mortgage Loan Trust Series
2012-2 A — 0.00% 3/15/2047**,@,††	$6,580,528	$2,796,724
2012-4 A — 0.00% 6/15/2051**,@,††	9,903,832	4,555,763
2010-2 A — 0.00% 2/28/2057**,@,††	9,887,770	4,985,413
2011-2 A — 0.424% 9/15/2050**,@,††	6,846,686	3,664,374
2010-3 A — 0.647% 7/31/2038**,@,††	5,827,183	2,915,339
2011-1 A — 0.668% 8/15/2050**,@,††	11,718,192	6,180,515
2009-2 A — 0.955% 2/15/2049**,@,††	1,480,743	662,188
2010-4 A — 1.101% 8/31/2049**,@,††	6,468,101	3,266,391
2010-1 A — 1.675% 9/30/2047**,@,††	1,317,849	666,568
Sunset Mortgage Loan Co. LLC
2014-NPL1 A — 3.228% 8/16/2044**,@@	41,528,764	41,384,106
2015-NPL1 A — 4.459% 9/18/2045**,@@	38,788,124	38,900,090
		$109,977,471
TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost $109,505,809)		$109,977,471
ASSET-BACKED SECURITIES — 0.3%
RELP 10 — 9.50% 11/20/2017**,††	$9,878,175	$9,878,175
RELP 11 — 10.75% 8/5/2018**,††	17,034,026	17,034,026
RELP 4 — 9.00% 6/20/2017**,††	4,189,885	4,189,885
RELP 7 — 11.25% 8/7/2017**,††	4,366,796	4,366,796
RELP 8 — 10.00% 10/17/2017**,††	5,965,084	5,965,084
RELP 9 — 9.00% 7/30/2017**,††	10,320,000	10,320,000
		$51,753,966
OTHER — 0.5%
Ship Loan Participation — 7.80% 12/24/2019**,@,††	$55,699,191	$55,699,191
Ship Loan Participation II — 11.00% 9/4/2018**,@,††	18,800,000	18,800,000
		$74,499,191
TOTAL ASSET-BACKED SECURITIES (Cost $126,253,157)		$126,253,157

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2016
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
CORPORATE BONDS & NOTES — 4.4%
BASIC MATERIALS — 0.6%
Glencore Funding LLC
— 3.125% 4/29/2019**	$23,500,000	$22,677,500
— 4.625% 4/29/2024**	18,100,000	16,561,500
— 2.875% 4/16/2020**	11,800,000	11,092,000
Glencore Finance Canada, Ltd.
— 4.95% 11/15/2021**	6,472,000	6,472,000
— 6.00% 11/15/2041**	11,393,000	9,627,085
— 5.55% 10/25/2042**	10,600,000	8,427,000
— 4.25% 10/25/2022**	21,450,000	19,841,250
		$94,698,335
CONSUMER, CYCLICAL — 0.6%
Navistar International Corporation — 8.25% 11/1/2021	$143,177,000	$100,402,871
ENERGY — 1.8%
California Resources Corporation
— 5.00% 1/15/2020	$2,171,000	$1,107,210
— 5.50% 9/15/2021	8,984,000	4,514,460
— 6.00% 11/15/2024	2,171,000	1,063,790
CONSOL Energy, Inc. — 5.875% 4/15/2022	196,666,000	171,099,420
California Resources Corporation 2nd Lien — 8.00% 12/15/2022**	35,750,000	25,293,125
Rice Energy, Inc. — 6.25% 5/1/2022	16,731,000	16,563,690
CONSOL Energy, Inc.
— 8.25% 4/1/2020	5,650,000	5,155,625
— 8.00% 4/1/2023	77,110,000	68,242,350
Southwestern Energy Co. — 4.10% 3/15/2022	3,800,000	3,382,000
		$296,421,670
FINANCIAL — 0.4%
Springleaf Finance Corporation
— 6.50% 9/15/2017	$8,980,000	$9,271,850
— 5.75% 9/15/2016	5,216,000	5,235,560
iStar, Inc. — 5.85% 3/15/2017	4,964,000	5,026,050
Springleaf Finance Corporation — 6.90% 12/15/2017	15,366,000	15,942,225
Walter Investment Management Corporation — 7.875% 12/15/2021	53,600,000	26,333,680
		$61,809,365

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2016
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
INDUSTRIAL — 1.0%
Bombardier, Inc.
— 7.75% 3/15/2020**	$28,058,000	$27,496,840
— 4.75% 4/15/2019**	4,893,000	4,721,745
— 7.45% 5/1/2034**	5,800,000	4,582,000
— 5.75% 3/15/2022**	13,800,000	11,937,000
— 6.125% 1/15/2023**	29,534,000	25,251,570
— 6.00% 10/15/2022**	12,670,000	10,896,200
— 7.50% 3/15/2025**	82,750,000	71,479,450
		$156,364,805
TOTAL CORPORATE BONDS & NOTES (Cost $639,704,252)		$709,697,046
CORPORATE BANK DEBT — 0.2%
Walter Investment Management Corporation — 1.00% 12/19/2020** (Cost $30,943,396)	$38,214,067	$30,347,701
CONVERTIBLE BONDS — 0.3%
Navistar International Corporation
— 4.50% 10/15/2018	$22,938,000	$15,196,425
— 4.75% 4/15/2019	34,244,000	19,861,520
Walter Investment Management Corporation — 4.50% 11/1/2019 (Cost $20,865,100)	28,841,000	9,445,427
TOTAL CONVERTIBLE BONDS (Cost $65,775,219)		$44,503,372
U.S. TREASURIES — 30.0%
U.S. Treasury Notes
— 0.375% 10/31/2016	$360,000,000	$360,057,996
— 0.50% 8/31/2016	250,000,000	250,065,925
— 0.50% 1/31/2017	100,000,000	100,042,970
— 0.50% 3/31/2017	150,000,000	150,027,105
— 0.50% 4/30/2017	150,000,000	150,005,865
— 0.625% 7/15/2016	200,000,000	200,007,820
— 0.625% 8/15/2016	85,000,000	85,026,979
— 0.625% 10/15/2016	275,000,000	275,214,857
— 0.625% 11/15/2016	275,000,000	275,268,565
— 0.625% 12/15/2016	350,000,000	350,425,530
— 0.625% 2/15/2017	310,000,000	310,373,860

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2016
(Unaudited)

BONDS & DEBENTURES — Continued	Shares or Principal Amount	Fair Value
— 0.75% 1/15/2017	$300,000,000	$300,539,070
— 0.75% 3/15/2017	320,000,000	320,634,368
— 0.875% 9/15/2016	123,000,000	123,150,146
— 0.875% 11/30/2016	275,000,000	275,601,562
— 0.875% 1/31/2017	175,000,000	175,465,693
— 0.875% 2/28/2017	175,000,000	175,488,775
— 0.875% 4/15/2017	275,000,000	275,866,085
— 0.875% 8/15/2017	150,000,000	150,565,425
— 1.00% 9/30/2016	300,000,000	300,503,910
— 1.00% 3/31/2017	175,000,000	175,661,378
— 1.50% 7/31/2016	100,000,000	100,091,310
TOTAL U.S. TREASURIES (Cost $4,885,602,698)		$4,880,085,194
TOTAL BONDS & DEBENTURES (Cost $5,857,784,531)		$5,900,863,941
PUT OPTIONS PURCHASED — 0.1%
JPY Put-Strike $95; expires 03/24/22; $194,350,000* (Barclays Capital Counterparty) (Cost $14,624,837)	$194,350,000	$16,183,525
TOTAL INVESTMENT SECURITIES — 98.9% (Cost $14,749,437,411)		$16,069,637,815
SHORT-TERM INVESTMENTS — 0.4%
State Street Bank Repurchase Agreement — 0.03% 7/1/2016 (Dated 06/30/2016, repurchase price of $70,385,059, collateralized by $67,650,000 principal amount U.S. Treasury Note — 2.125% 2025, fair value $71,793,563)	70,385,000	70,385,000
TOTAL SHORT-TERM INVESTMENTS (Cost $70,385,000)		$70,385,000
TOTAL INVESTMENTS — 99.3% (Cost $14,819,822,411)		$16,140,022,815

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2016
(Unaudited)

SECURITIES SOLD SHORT	Shares	Fair Value
COMMON STOCKS SOLD SHORT — (3.9)%
WW Grainger, Inc.	(96,049)	$(21,827,135)
Yahoo Japan Corporation (Japan)	(7,121,600)	(31,579,723)
Pennsylvania Real Estate Investment Trust	(600,700)	(12,885,015)
Pitney Bowes, Inc.	(401,000)	(7,137,800)
Ventas, Inc.	(61,800)	(4,500,276)
Tencent Holdings, Ltd. (China)	(23,897,100)	(548,191,558)
Care Capital Properties, Inc.	(15,450)	(404,945)
TOTAL COMMON STOCKS SOLD SHORT (Proceeds $469,587,246)		$(626,526,452)
Other Assets and Liabilities, net — 4.6%		748,325,102
NET ASSETS — 100.0%		$16,261,821,465

*  Non-income producing security.

§  Affiliated Security.

**  Restricted securities. These restricted securities constituted 3.80% of total net assets at June 30, 2016, most of which are considered liquid by the Adviser. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under policies adopted by authority of the Fund's Board of Trustees.

††  These securities have been valued in good faith under policies adopted by authority of the Board of Trustee in accordance with the Fund's fair value procedures. These securities constituted 1.84% of total net assets at June 30, 2016.

@  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on June 30, 2016.

@@  Step Coupon — Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2016.

As permitted by U.S. Securities and Exchange Commission regulations, "Other" Common Stocks include holdings in their first year of acquisition that have not previously been publicly disclosed.

See notes to financial statements.

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES

June 30, 2016
(Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
Bombardier, Inc.	09/25/2015, 09/28/2015, 09/29/2015, 12/10/2015, 12/11/2015, 12/21/2015, 01/07/2016, 01/21/2016, 01/29/2016, 02/01/2016, 02/02/2016, 02/08/2016 02/16/2016	$58,190,692	$71,479,450	0.44%
Bombardier, Inc.	08/19/2015, 08/20/2015, 08/24/2015	21,931,518	27,496,840	0.17%
Bombardier, Inc.	09/28/2015,09/29/2015, 01/05/2016, 02/01/2016	20,798,655	25,251,570	0.15%
Bombardier, Inc.	09/28/2015, 12/28/2015, 01/29/2016	9,843,000	11,937,000	0.07%
Bombardier, Inc.	09/28/2015, 09/29/2015, 01/20/2016, 02/03/2016, 02/16/2016	8,504,562	10,896,200	0.07%
Bombardier, Inc.	08/19/2015	3,816,540	4,721,745	0.03%
Bombardier, Inc.	11/10/2015, 12/01/2015	4,087,750	4,582,000	0.03%
California Resources Corporation 2nd Lien	01/07/2015, 01/12/2015, 01/15/2015, 08/28/2015	36,124,329	25,293,125	0.16%
Glencore Finance Canada, Ltd.	09/28/2015, 01/21/2016, 02/03/2016	14,590,912	19,841,250	0.12%
Glencore Finance Canada, Ltd.	09/28/2015	7,405,450	9,627,085	0.06%
Glencore Finance Canada, Ltd.	09/28/2015	6,726,583	8,427,000	0.05%
Glencore Finance Canada, Ltd.	09/28/2015	5,015,235	6,472,000	0.04%
Glencore Funding LLC	09/28/2015, 09/29/2015	18,518,180	22,677,500	0.14%
Glencore Funding LLC	09/28/2015, 01/13/2016	12,167,790	16,561,500	0.10%
Glencore Funding LLC	09/28/2015, 01/20/2016	8,467,500	11,092,000	0.07%
Lenta, Ltd. GDR	10/21/2015	57,892,477	58,707,864	0.36%
RELP 10	11/19/2014, 12/31/2014,
02/03/2015, 03/03/2015,
03/25/2015, 04/16/2015,
05/01/2015, 05/15/2015,
06/16/2015, 06/18/2015,
07/01/2015, 07/16/2015,
07/28/2015, 08/15/2015,
09/03/2015, 09/15/2015,
10/05/2015, 10/16/2015,
11/06/2015, 11/15/2015,
11/27/2015, 12/15/2015,
	12/31/2015, 01/15/2016,

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES

June 30, 2016
(Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
	02/15/2016, 02/15/2016, 02/23/2016, 03/15/2016, 03/22/2016, 04/12/2016, 04/15/2016, 05/09/2016, 05/15/2016, 05/31/2016,
	06/15/2016	$9,878,175	$9,878,175	0.06%
RELP 11	08/03/2015, 10/01/2015, 11/01/2015, 12/01/2015, 01/01/2016, 02/01/2016, 03/01/2016	17,034,026	17,034,026	0.10%
RELP 4	12/19/2013, 05/16/2014, 06/13/2014, 07/14/2014, 08/14/2014, 09/12/2014, 10/13/2014, 11/12/2014, 12/11/2014	4,189,885	4,189,885	0.03%
RELP 7	07/03/2014, 08/11/2014, 09/08/2014, 10/06/2014, 11/05/2014, 12/08/2014, 01/12/2015, 02/05/2015, 03/10/2015, 04/08/2015	4,366,796	4,366,796	0.03%
RELP 8	10/16/2014, 12/01/2014, 01/07/2015, 02/02/2015, 03/02/2015, 04/02/2015, 05/01/2015, 06/01/2015, 07/01/2015, 07/10/2015 07/28/2015, 08/01/2015, 09/01/2015, 09/03/2015, 09/30/2015, 10/01/2015, 10/26/2015, 11/01/2015, 12/01/2015, 01/01/2016, 02/01/2016, 02/03/2016, 03/01/2016, 03/23/2016, 04/01/2016, 05/01/2016 06/01/2016	5,965,084	5,965,084	0.04%
RELP 9	01/28/2015, 02/25/2015, 03/27/2015, 04/28/2015, 05/27/2015, 06/26/2015, 07/29/2015, 08/27/2015, 09/29/2015, 10/28/2015, 11/25/2015, 12/29/2015, 01/27/2016, 02/25/2016, 03/29/2016	10,320,000	10,320,000	0.06%

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES

June 30, 2016
(Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
Ship Loan Participation	12/22/2014	$55,699,191	$55,699,191	0.34%
Ship Loan Participation II	09/08/2015	18,800,000	18,800,000	0.12%
Stanwich Mortgage Loan Trust Series 2011-1 A	05/11/2011, 10/03/2013	6,178,580	6,180,515	0.04%
Stanwich Mortgage Loan Trust Series 2010-2 A	05/21/2010	5,317,002	4,985,413	0.03%
Stanwich Mortgage Loan Trust Series 2012-4 A	05/10/2012	4,397,917	4,555,763	0.03%
Stanwich Mortgage Loan Trust Series 2011-2 A	06/10/2011	3,662,380	3,664,374	0.02%
Stanwich Mortgage Loan Trust Series 2010-4 A	08/04/2010	3,011,226	3,266,391	0.02%
Stanwich Mortgage Loan Trust Series 2010-3 A	06/02/2010	2,786,061	2,915,339	0.02%
Stanwich Mortgage Loan Trust Series 2012-2 A	02/10/2012	2,533,762	2,796,724	0.02%
Stanwich Mortgage Loan Trust Series 2010-1 A	04/22/2010	691,167	666,568	0.00%
Stanwich Mortgage Loan Trust Series 2009-2 A	11/30/2009, 01/21/2010	611,509	662,188	0.00%
Sunset Mortgage Loan Co. LLC 2014-NPL1 A	08/21/2014, 08/28/2015	41,528,590	41,384,106	0.25%
Sunset Mortgage Loan Co. LLC 2015-NPL1 A	10/02/2015	38,787,615	38,900,090	0.24%
Nexeo Solutions, Inc. (Founders Shares)	6/9/2016	13,179,863	9,548,120	0.06%
WLRS Fund I LLC	6/9/2016	8,505,315	6,734,353	0.04%
Walter Investment Management Corporation	5/12/2016, 6/9/2016, 6/15/2016, 6/20/2016, 6/21/2016	30,943,396	30,347,701	0.19%
TOTAL RESTRICTED SECURITIES		$582,468,713	$617,924,931	3.80%

See notes to financial statements.

FPA CRESCENT FUND
STATEMENT OF ASSETS AND LIABILITIES

June 30, 2016
(Unaudited)

ASSETS
Investment securities — at fair value (identified cost $13,417,362,307)	$14,955,937,475
Investments in affiliates at value (cost $1,332,075,104)	1,113,700,340
Short-term investments — at amortized cost (maturities 60 days or less)	70,385,000
Cash	518
Deposits for securities sold short	649,315,759
Receivable for:
Investment securities sold	132,458,074
Dividends and interest	41,534,535
Capital Stock sold	4,710,498
Unrealized gain on forward foreign currency contracts	2,078,740
Total assets	16,970,120,939
LIABILITIES
Payable for:
Securities sold short, at market value (proceeds $469,587,246)	626,526,452
Capital Stock repurchased	33,337,690
Investment securities purchased	30,943,396
Advisory fees	13,598,366
Accrued expenses and other liabilities	3,893,570
Total liabilities	708,299,474
NET ASSETS	$16,261,821,465
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — no par value; unlimited authorized shares; 522,588,326 outstanding shares	$14,592,376,722
Undistributed net realized gain	455,857,986
Undistributed net investment income	16,034,233
Unrealized appreciation of investments	1,197,552,524
NET ASSETS	$16,261,821,465
NET ASSET VALUE
Offering and redemption price per share	$31.12

See notes to financial statements.

FPA CRESCENT FUND
STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2016
(Unaudited)

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $2,192,045)	$98,225,279
Interest	66,683,397
Total investment income	164,908,676
EXPENSES
Advisory fees	83,906,519
Short sale dividend expense	2,746,077
Transfer agent fees and expenses	3,596,272
Administrative services fees	455,964
Custodian fees	416,507
Professional fees	409,632
Reports to shareholders	320,592
Trustee fees and expenses	111,194
Filing fees	71,091
Legal fees	71,050
Audit and tax services fees	42,811
Other	150,181
Total expenses	92,297,890
Net expenses	92,297,890
Net investment income	72,610,786
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	310,686,509
Investment securities sold short	35,921,215
Foreign currency transactions	(3,653,832)
Net change in unrealized appreciation (depreciation) of:
Investments	(338,895,609)
Investment securities sold short	(96,074,910)
Translation of foreign currency denominated amounts	1,298,166
Net realized and unrealized loss	(90,718,461)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(18,107,675)

See notes to financial statements.

FPA CRESCENT FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$72,610,786	$104,183,149
Net realized gain	342,953,892	1,092,702,105
Net change in unrealized depreciation	(433,672,353)	(1,604,582,792)
Net decrease in net assets resulting from operations	(18,107,675)	(407,697,538)
Distributions to shareholders from:
Net investment income	—	(174,473,519)
Net realized capital gains	—	(920,345,451)
Total distributions	—	(1,094,818,970)
Capital Stock transactions:
Proceeds from Capital Stock sold	1,186,060,071	3,699,309,179
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	—	953,708,643
Cost of Capital Stock repurchased	(3,025,968,490)*	(5,014,500,133)*
Net decrease from Capital Stock transactions	(1,839,889,374)	(361,482,311)
Total change in net assets	(1,858,016,094)	(1,863,998,819)
NET ASSETS
Beginning of period	18,119,837,559	19,983,836,378
End of period	$16,261,821,465	$18,119,837,559
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold	39,181,122	111,132,546
Shares issued to shareholders upon reinvestment of dividends and distributions	619	30,821,683
Shares of Capital Stock repurchased	(100,066,687)	(150,701,016)
Change in Capital Stock outstanding	(60,884,946)	(8,746,787)

*  Net of redemption fees of $7,744,524 and $1,973,970 for the period ended June 30, 2016 and year ended December 31, 2015, respectively.

See notes to financial statements.

FPA CRESCENT FUND
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended June 30, 2016	Year Ended December 31,				Nine Months Ended December 31,	Year Ended March 31,
	(unaudited)	2015	2014	2013	2012	2011	2011
Per share operating performance:
Net asset value at beginning of period	$31.06	$33.74	$32.96	$29.29	$26.78	$27.98	$25.88
Income from investment operations:
Net investment income*	$0.13	$0.18	$0.25	$0.14	$0.12	$0.20	$0.31
Net realized and unrealized gain (loss) on investment securities	(0.08)	(0.89)	1.94	6.02	2.63	(0.58)	2.75
Total from investment operations	$0.05	$(0.71)	$2.19	$6.16	$2.75	$(0.38)	$3.06
Less distributions:
Dividends from net investment income	—	$(0.31)	$(0.31)	$(0.21)	$(0.12)	$(0.31)	$(0.32)
Distributions from net realized capital gains	—	(1.66)	(1.10)	(2.28)	(0.12)	(0.51)	(0.64)
Total distributions	—	$(1.97)	$(1.41)	$(2.49)	$(0.24)	$(0.82)	$(0.96)
Redemption fees	0.01	0.00 **	0.00 **	0.00 **	0.00 **	0.00 **	0.00 **
Net asset value at end of period	$31.12	$31.06	$33.74	$32.96	$29.29	$26.78	$27.98
Total investment return	0.19%	(2.06)%	6.64%	21.95%	10.33%	(1.36)%	12.22%

FPA CRESCENT FUND
FINANCIAL HIGHLIGHTS (Continued)

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended June 30, 2016		Year Ended December 31,				Nine Months Ended December 31,		Year Ended March 31,
	(unaudited)		2015	2014	2013	2012	2011		2011
Ratios/supplemental data:
Net assets, end of period (in $000's)	$16,261,821		$18,119,838	$19,983,836	$15,903,874	$9,916,697	$7,478,531		$6,032,766
Ratio of expenses to average net assets	1.10	%‡†	1.11%‡	1.20%‡	1.23%‡	1.26%‡	1.25	%‡†	1.28%‡
Ratio of net investment income (loss) to average net assets	0.87	%†	0.53%	0.45%	0.34%	0.62%	0.89	%†	0.87%
Portfolio turnover rate	22	%†	48%	31%	22%	26%	32	%†	20%

*  Per share amount is based on average shares outstanding.

**  Rounds to less than $0.01 per share.

†  Annualized.

‡  For the periods ended June 30, 2016, December 31, 2015, December 31, 2014, December 31, 2013, December 31, 2012, December 31, 2011, March 31, 2011, the expense ratio includes short sale dividend expense equal to 0.03%, 0.02%, 0.05%, 0.09%, 0.10%, 0.07%†, and 0.12% of average net assets, respectively.

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS

June 30, 2016
(Unaudited)

NOTE 1 — Significant Accounting Policies

FPA Crescent Fund (the "Fund"), a series of the FPA Funds Trust, is registered under the Investment Company Act of 1940 as an open-end, diversified, management investment company. The Fund's investment objective is to seek to generate equity-like returns over the long-term, take less risk than the market and avoid permanent impairment of capital. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the statement of operations. A detailed listing of outstanding currency transactions is included in the Portfolio of Investments, in Investment Securities in the Statement of Assets and Liabilities and in Disclosure of Fair Value Measurements.

C.  Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities (Long): The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including; those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations.

Common Stocks and Other Securities (Short): The prices of common stocks and other securities sold short rise between the date of the short sale and the date on which the Fund replaces the borrowed security. In addition, the Fund repays the person that lent it the security for any interest or dividends that may have accrued.

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016
(Unaudited)

Interest Rate Risk: The values of, and the income generated by, most debt securities held by the Fund may be affected by changing interest rates and by changes in the effective maturities and credit rating of these securities. For example, the value of debt securities in the Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities.

Credit Risk: The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions. The Fund invests a significant portion of its assets in securities of issuers that hold mortgage-and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Though the Fund has not been adversely impacted, continuing shifts in the market's perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain securities held by the Fund.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding short-term investments) aggregated $1,693,469,724 for the period ended June 30, 2016. The proceeds and cost of securities sold resulting in net realized gains of $310,686,509 aggregated $4,934,100,146 and $4,623,413,637, respectively, for the period ended June 30, 2016. Realized gains or losses are based on the specific identification method.

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016
(Unaudited)

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

The cost of investment securities held at June 30, 2016, was $14,752,906,342 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments (excluding short-term investments) at June 30, 2016, for federal income tax purposes was $1,970,058,654 and $653,327,181, respectively resulting in net unrealized appreciation of $1,316,731,473. As of and during the period ended June 30, 2016, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended on or before December 31, 2012 or by state tax authorities for years ended on or before December 31, 2011.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement (the "Agreement"), advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 1.00% of the Fund's average daily net assets.

For the period ended June 30, 2016, the Fund paid aggregate fees and expenses of $111,194 to all Trustees who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

NOTE 6 — Securities Sold Short

The Fund maintains cash deposits and segregates marketable securities in amounts equal to the current market value of the securities sold short or the market value of the securities at the time they were sold short, whichever is greater. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. The dividends on securities sold short are reflected as short sale dividend expense.

NOTE 7 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase. For the period ended June 30, 2016, the Fund collected $7,744,524 in redemption fees. The impact of these fees is less than $0.01 per share.

NOTE 8 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016
(Unaudited)

trading on the NYSE. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. However, most fixed income securities are generally valued at prices obtained from pricing vendors and brokers. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Currency forwards are valued at the closing currency exchange rate which is not materially different from the forward rate. Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Investments in limited partnerships are valued, as a practical expedient, utilizing the net asset valuations provided by the underlying limited partnerships in a manner consistent with U.S. GAAP for investment companies. The Fund applies the practical expedient to its investments in limited partnerships on an investment-by-investment basis, and consistently with the Fund's entire position in a particular investment, unless it is probable that the Fund will sell a portion of an investment at an amount different from the net asset valuation. Investments in limited partnerships are included in Level 3 of the fair value hierarchy based on the limited rights of withdrawal by the Fund as specified in the respective agreements. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. These assumptions consider inputs such as proprietary pricing models, cash flows, prepayments, defaults, and collateral. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of June 30, 2016: (see Portfolio of Investments for industry categories):

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Infrastructure Software	$1,206,539,818	—	—	$1,206,539,818
Aircraft & Parts	730,421,108	$230,789,358	—	961,210,466
Diversified Banks	801,397,804	—	—	801,397,804
Investment Companies	309,105,557	233,800,222	—	542,905,779
Base Metals	448,481,043	58,634,923	—	507,115,966

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016
(Unaudited)

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Insurance Brokers	$505,178,919	—	—	$505,178,919
Entertainment Content	—	$499,134,249	—	499,134,249
P&C Insurance	496,165,321	—	—	496,165,321
Internet Media	483,994,690	—	—	483,994,690
Communications Equipment	443,083,196	—	—	443,083,196
Semiconductor Devices	377,447,142	—	—	377,447,142
Commercial Finance	376,897,370	—	—	376,897,370
Electrical Components	312,332,877	—	—	312,332,877
Consumer Finance	291,299,845	—	—	291,299,845
Electrical Power Equipment	265,168,317	—	—	265,168,317
Advertising & Marketing	—	228,081,634	—	228,081,634
Household Products	89,865,878	122,022,115	—	211,887,993
Life Science Equipment	209,201,563	—	—	209,201,563
Containers & Packaging	169,467,436	—	—	169,467,436
Specialty Chemicals	168,419,739	—	—	168,419,739
Integrated Oils	—	145,118,864	—	145,118,864
Food & Drug Stores	—	80,948,670	$58,707,864	139,656,534
Oil & Gas Services & Equipment	132,521,710	—	—	132,521,710
Reinsurance	99,043,659	—	—	99,043,659
Institutional Brokerage	93,859,304	—	—	93,859,304
Exploration & Production	46,888,002	—	—	46,888,002
Casinos & Gaming	—	45,820,938	—	45,820,938
Marine Shipping	—	—	31,208,493	31,208,493
Other Common Stocks	277,932,667	—	—	277,932,667
Limited Partnerships	6,734,353	—	53,261,610	59,995,963
Preferred Stock
Integrated Oils	—	23,614,091	—	23,614,091
Residential Mortgage-Backed Securities
Non-Agency Collateralized Mortgage Obligation	—	80,284,196	29,693,275	109,977,471
Asset-Backed Securities
Asset-Backed Securities	—	—	51,753,966	51,753,966
Other	—	—	74,499,191	74,499,191
Corporate Bonds & Notes	—	709,697,046	—	709,697,046
Corporate Bank Debt	—	30,347,701	—	30,347,701
Convertible Bonds	—	44,503,372	—	44,503,372
U.S. Treasuries	—	4,880,085,194	—	4,880,085,194
Short-Term Investment	—	70,385,000	—	70,385,000
	$8,341,447,318	$7,483,267,573	$299,124,399	$16,123,839,290

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016
(Unaudited)

Investments	Level 1	Level 2	Level 3	Total
Currency Options (currency risk)	—	$16,183,525	—	$16,183,525
Forward Foreign Currency Contracts (currency risk)
Receivable	—	2,078,740	—	2,078,740
	—	$18,262,265	—	$18,262,265
Common Stock Sold Short	$(46,755,171)	$(579,771,281)	—	$(626,526,452)

The following table summarizes the Fund's Level 3 investment securities and related transactions during the period ended June 30, 2016:

Investments	Beginning Value at December 31, 2015	Net Realized and Unrealized Gains (Losses)*	Purchases	(Sales)	Gross Transfers In (Out)	Ending Value at June 30, 2016	Net Change in Unrealized Appreciation (Depreciation) related to Investments held at June 30, 2016
Common Stocks— Long	$119,540,537	$(30,357,780)	$733,600			$89,916,357	$(30,357,781)
Limited Partnership	52,251,188	1,316,689		$306,267		53,261,610	1,316,689
Residential Mortgage-Backed Securities Non-Agency Collateralized Mortgage Obligation	—	(120,758)	193	2,063,164	$31,877,004	29,693,275	(120,758)
Asset-Backed Securities	74,766,913		5,579,867	30,821,255	2,228,441	51,753,966
Other Asset-Backed Securities	115,114,763			8,966,809	(31,648,763)	74,499,191
	$361,673,401	$(29,161,849)	$6,313,660	$42,157,495	$2,456,682	$299,124,399	$(29,161,850)

*  Net realized and unrealized gains (losses) are included in the related amounts in the statement of operations.

Level 3 Valuation Process: Investments classified within Level 3 of the fair value hierarchy are valued by the Adviser in good faith under procedures adopted by authority of the Fund's Board of Trustees. The Adviser employs various methods to determine fair valuations including regular review of key inputs and assumptions, and review of related market activity, if any. However, there are generally no observable trade activities in these securities. The Adviser reports to the Board of Trustees at their regularly scheduled quarterly meetings, or more often if warranted. The report includes a summary of the results of the process, the key inputs and assumptions

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016
(Unaudited)

noted, and any changes to the inputs and assumptions used. When appropriate, the Adviser will recommend changes to the procedures and process employed. The value determined for an investment using the fair value procedures may differ significantly from the value realized upon the sale of such investment. Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were no transfers between Levels 1, 2, or 3 during the period ended June 30, 2016. The following table summarizes the quantitative inputs and assumptions used for items categorized as items categorized as Level 3 of the fair value hierarchy as of June 30, 2016:

Financial Assets	Fair Value at June 30, 2016	Valuation Technique(s)	Unobservable Inputs	Price/Range
Common Stocks — Long	$58,707,864	Restricted Assets*	N/A	$7.20
	$31,208,493	NAV adjusted to Fair Value**	N/A	$27.23
Limited Partnerships	$40,442,850	NAV as Practical Expedient***	N/A	$115.55
	$12,818,760	NAV as Practical Expedient***	N/A	$106.82
Residential Mortgage-Backed Non-Agency CMO	$29,693,275	Methods of Comparables/Consensus Pricing****	Quotes/Prices	$41.94-$69.92
			Discount	0.0	%-18.9% (0.2%)
Asset-Backed Securities	$51,753,966	Most Recent Capitlization (Funding)*****	Private Financing	$100.00
Asset-Backed Securities — Other	$74,499,191	Most Recent Capitlization (Funding)*****	Private Financing	$100.00

*  The fair value of the investment is measured on the basis of the quoted price for an otherwise identical unrestricted instrument that trades in a public market, adjusted to reflect the effect of the restriction.

**  The NAV provided by the administrator of the LLC is reported at depreciated cost. To adjust to fair value, the Fund obtains independent appraisals of the underlying fixed assets and adjusts the NAV based on the difference between the two values.

***   No adjustments were made to the NAV provided by the administrator of the Limited Partnerships. Adjustments to the NAV would be considered if the practical expedient NAV was not as of Fund's measurement date; it was probable that the Limited Partnerships would be sold at a value materially different than the reported expedient NAV; or it was determined in accordance with the Fund's valuation procedures that the Limited Partnerships are not being reported at fair value.

****  The Pricing Model technique for Level 3 securities involves preparing a proprietary broker price opinion (BPO) model using valuation information provided by the loan servicer based on local market resources and sales trends published by the National Association of Realtors, and a broker, and then applying an appropriate discount to that valuation. The discount reflects market conditions such as lack of liquidity of the investment, the costs associated with foreclosure and liquidation, the historical performance of the loan pool and the characteristics of the remaining loans including whether or not the loans are performing.

*****  The significant unobservable inputs used in the fair value measurement of the Fund's Private Investment shares are based on its most recent funding. If the financial condition of the underlying assets were to deteriorate, or if the market comparables were to fall, the value of this investment would be lower.

Forward foreign currency contracts: Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Funds' transactions in forward foreign currency contracts are limited to transaction and portfolio hedging. The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered and could exceed the net unrealized value shown in the tables below. Risks arise from the possible inability of

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016
(Unaudited)

counterparties to meet the terms of their contracts and from movements in currency values. Forward foreign currency contracts are valued daily at the foreign exchange rates as of the close of the New York Stock Exchange. Unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the foreign exchange rates at the end of the period is included in the Statement of Assets and Liabilities under the caption "Forward Foreign Currency Contracts." Realized gains and losses and the net change in unrealized appreciation (depreciation) on forward foreign currency contracts for the year are included in the Statement of Operations under the caption "Forward Foreign Currency Contracts." During the period ended June 30, 2016 the proceeds from forward foreign currency contracts opened for the Fund were $266,701,397 and the contracts closed or settled was $266,701,397.

At June 30, 2016 the Fund, held forward foreign currency contracts, which are considered derivative instruments, each of whose counterparty is Barclays Capital, as follows:

Foreign Currency Sold	Local Contract Amount	Settlement Date	Valuation at June 30, 2016	Unrealized Appreciation
EUR	118,300,000	9/23/2016	$131,665,916	$2,078,740

NOTE 9 — Collateral Requirements

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Portfolio of Investments. Generally, the amount of collateral due from or to a party is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016
(Unaudited)

information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements. The following table presents the Fund's OTC derivative assets and master repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of June 30, 2016:

Counterparty	Gross Assets in the Statement of Assets and Liabilities	Collateral Received		Assets (Liabilities) Available for Offset	Net Amount of Assets*
State Street Bank and Trust Company:
Repurchase Agreement	$70,385,000	$70,385,000	**	—	—
Barclays Capital:
Forward foreign currency contracts Receivable	$2,078,740	—		—	$2,078,740
Put Option Purchased	$16,183,525	—		—	$16,183,525

*  Represents the net amount receivable (payable) from the counterparty in the event of default.

**  Collateral with a value of $71,793,563 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

NOTE 10 — Commitments

At June 30, 2016, the Fund was liable for the following unfunded commitments:

Security	Unfunded Commitment
RELP-8 — 10% 2017	$4,655,350
RELP-10 — 9.5% 2017	3,697,825
RELP-11 — 10% 2018	16,198,974
$24,552,149

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016
(Unaudited)

NOTE 11 — Affiliated Investments

A company is considered an affiliate of a fund under the Investment Company Act of 1940 if the Fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. Further details on such holdings and related transactions during the period ended June 30, 2016, appear below:

	Shares at Beginning of Year	Additions	Reductions	Shares at June 30, 2016	Dividend Income Earned June 30, 2016	Change in Unrealized Appreciation (Depreciation) June 30, 2016	Realized Gains (Losses) June 30, 2016	Fair Value at June 30, 2016
CIT Group, Inc.	5,310,100	6,501,162	—	11,811,262	—	$(18,768,127)	—	$376,897,370
Esterline Technologies Corporation	2,765,260	98,611	—	2,863,871	—	(51,579,454)	—	177,674,557
Meggitt plc	42,460,160	—	—	42,460,160	—	(3,644,139)	—	230,789,358
Nexeo Solutions, Inc.	—	—	—	17,691,717	—	3,639,627	—	158,871,619
Owens-Illinois, Inc.	9,409,630	—	—	9,409,630	—	5,551,682	—	169,467,436
					—	$(64,800,411)	—	$1,113,700,340

FPA CRESCENT FUND, INC.

RESULTS OF SPECIAL MEETING

Results of the Special Meeting of Shareholders:

A Special Meeting of Shareholders was held on May 9, 2016 in Los Angeles, California. The voting result for the proposal considered at the Special Meeting of Shareholders is as follows:

Election of Trustees. The shareholders of the Fund elected J. Richard Atwood, Mark L. Lipson, Alfred E. Osborne, Jr., A. Robert Pisano, Patrick B. Purcell, Steven T. Romick and Allan M. Rudnick to serve on the Board of Trustees.

FPA Funds Trust	Total Shares Voted For:	Total Shares Withheld:
J. Richard Atwood	485,616,724	5,431,638
Mark L. Lipson	485,638,320	5,410,042
Alfred E. Osborne, Jr.	485,403,700	5,644,662
A. Robert Pisano	485,178,431	5,869,931
Patrick B. Purcell	485,299,871	5,748,491
Steven T. Romick	476,934,266	14,114,096
Allan M. Rudnick	485,396,502	5,651,860

FPA CRESCENT FUND
SHAREHOLDER EXPENSE EXAMPLE

June 30, 2016 (unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value December 31, 2015	$1,000.00	$1,000.00
Ending Account Value June 30, 2016	$1,001.90	$1,019.39
Expenses Paid During Period*	$5.48	$5.52

*  Expenses are equal to the Fund's annualized expense ratio of 1.10%, multiplied by the average account value over the period and prorated for the six-months ended June 30, 2016 (182/366 days).

FPA CRESCENT FUND
DIRECTOR AND OFFICER INFORMATION

(unaudited)

Name and Year of Birth	Position(s) With Fund Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Allan M. Rudnick – 1940†	Trustee and Chairman* Years Served: 5	Private Investor. Formerly, Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007.	7
Mark L. Lipson – 1949†	Trustee* Years Served: <1	Consultant. ML2Advisors, LLC. Former member of the Management Committee and Western Region Head at Bessemer Trust Company from 2007 to 2014.	7
Alfred E. Osborne, Jr. – 1944†	Trustee* Years Served: 13	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	7	Wedbush, Inc., Nuverra Environmental Solutions, Inc., and Kaiser Aluminun, Inc.
A. Robert Pisano – 1943†	Trustee* Years Served: 3	Consultant. Formerly President and Chief Operating Officer of the Motion Picture Association of America, Inc. from 2005 to 2011	7	Entertainment Partners, Resources Global Professionals and The Motion Picture and Television Fund
Patrick B. Purcell – 1943†	Trustee* Years Served: 9	Retired. Formerly Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to 1998.	7	The Motion Picture and Television Fund
J. Richard Atwood – 1960	Trustee* and President Years Served: 13	Managing Partner of the Adviser.	7
Steven Romick – 1963	Trustee,* Vice President & Portfolio Manager Years Served: 22	Managing Partner of the Adviser.	2
Mark Landecker – 1977	Vice President & Portfolio Manager Years Served: 3	Partner of the Adviser (since 2013). Formerly Managing Director (2013) and Senior Vice President (2009 to 2012) of the Adviser.
Brian Selmo – 1979	Vice President & Portfolio Manager Years Served: 3	Partner of the Adviser (since 2013). Formerly Managing Director (2013) and Vice President (2008 to 2012) of the Adviser.
Leora R. Weiner – 1970	Chief Compliance Officer Years Served: 2

Managing Director, General Counsel and Chief Compliance Officer of the Adviser since 2014. Formerly Managing Director, General Counsel and Chief Compliance Officer of Tradewinds Global Investors, LLC from 2008 to 2014.

FPA CRESCENT FUND
DIRECTOR AND OFFICER INFORMATION (Continued)

(unaudited)

Name and Year of Birth	Position(s) With Fund Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
E. Lake Setzler – 1967	Treasurer Years Served: 9	Senior Vice President and Controller of the Adviser.
Francine S. Hayes – 1967	Secretary Years Served: 1	Vice President and Senior Counsel of State Street Bank and Trust Company

*  Trustees serve until their resignation, removal or retirement.

†  Audit Committee member

The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request by calling (800) 982-4372.

FPA CRESCENT FUND

(Unaudited)

INVESTMENT ADVISER

First Pacific Advisors, LLC
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

TRANSFER & SHAREHOLDER
SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
or
235 West Galena Street
Milwaukee, WI 53212-3948

(800) 638-3060

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
Boston, Massachusetts

TICKER SYMBOL: FPACX
CUSIP: 30254T759

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

LEGAL COUNSEL

Dechert LLP
San Francisco, California

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA CRESCENT FUND, and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2016 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 551-8090. To obtain Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

FPA International Value Fund

Semi-Annual Report

June 30, 2016

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

FPA INTERNATIONAL VALUE FUND
LETTER TO SHAREHOLDERS

Dear fellow shareholders,

During the second quarter of 2016, the Fund returned -3.09% (in U.S. currency), compared to -0.64% for the MSCI All Country World Index's (ex-U.S.) (Net) (the "Index"). Since the beginning of the year, the Fund has returned 0.69%, compared to -1.02% for the Index.

Most importantly, since inception on December 1, 2011, the Fund has appreciated by an annualized rate of 5.30%, net of fees and expenses, versus 3.77% for the Index.

It is worth noting that since inception, the Fund has been invested on average 65% to 70%. Cash exposure has fluctuated from around 10% to more than 40%, depending on the availability of suitable investment opportunities.

At the end of the period, the Fund was a little over 80% invested. While this is effectively unchanged from the reported figure at the end of the first quarter, there were significant fluctuations throughout the quarter.

Brexit impact

As we have mentioned in previous commentaries, it is our preference not to comment on short-term performance, which we consider to be of little relevance to our long-term investment approach. Similarly, as bottom-up investors, we'd prefer to refrain from commenting on macro-economic or capital market developments. However, the historic decision by the British people to leave the European Union ("EU"), known as "Brexit," had a material impact on the Fund's return for the period, even though it happened on June 24, less than a week before the end of the quarter, and for reasons that need to be made clear.

To put things in perspective, by June 23, the Fund had returned 3.17% for the quarter, versus 2.88% for the Index, and had a year-to-date return of 7.20% versus 2.49% for the index. Yet by June 24, one day later, the Fund had returned -3.01% for the quarter, versus a negative 3.34% for the Index. At that point, the Fund's year-to-date return was 0.78% versus -3.71% for the Index. This is how sharp of an impact the Brexit vote had on absolute performance this quarter.

In terms of relative performance, the Fund held up better than the Index on the first trading day following the UK referendum. At the same time, we made several investments that day which then caused the Fund to underperform in the short term. Prior to the event, the Fund's cash exposure had increased to levels in excess of 25%, as markets continued to rise, and our portfolio holdings even more so. But on June 24, as markets panicked, we deployed 8% of the Fund's assets, mostly in several UK small caps that had experienced price dislocations north of 20% on average. These stocks fell by roughly another 20% on the next trading day, June 27, when we invested another 3% of assets. As a result, the Fund declined by close to 6% on that Monday, almost 300bps worse than the Index. By aggressively taking advantage of exceptional volatility, we "gave-up" in one day almost two-thirds of the Fund's excess performance for the year.

At the same time as we put a significant amount of capital to work in these couple of days, I personally increased my investment in the Fund by more than 20%, my single-largest increase since the inception of the Fund back in December 2011.

In hindsight of course, we should have waited another day, but we can never predict how long a window of opportunity is going to be. The discounts were such that it was clear what needed to be done, and we didn't think twice about the impact on the Fund's short-term returns. This is precisely the type of situation we hope for. While others resorted to bookies and volatility forecasts in order to "position" their portfolios for one outcome or the other in the months ahead, we continued to research and value companies so as to be ready to move promptly if markets panicked. To be clear, we didn't buy a variety of expensive names that came down a few percentage points on that day and have since bounced back to their previous levels. Rather, we invested in UK businesses whose share prices

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fell, as in one particular instance, from $7.56 on June 23 to $4.51 on June 27. In this case, it was a company we had long followed and knew to be a quality business, but found unattractively priced until then.

This discipline can cause the Fund to underperform in the face of "market corrections" in the short run, as we make aggressive investments in stocks that experience material dislocation while others hold up better. But this is a function of our unaltered focus on buying intrinsically cheap businesses, rather than on manufacturing short-term paper returns. It also reflects growing valuation asymmetries in the markets between two types of companies. One type is big and liquid companies often perceived as unlikely-to-negatively-surprise that can be used to capture some marginal spread versus artificially deflated interest rates. The other type is typically smaller, less predictable companies that tend to be overlooked, and are fundamentally undervalued. With more capital pressed to adopt a similar approach, and chasing the same names, share prices benefit, which can make the trade look compelling in the short-term. Longer-term however, it could translate into permanent capital destruction, once focus is put back on business fundamentals.

Brexit commentary

With respect to what Brexit might mean, we would prefer to leave it to more macro- inclined, or -capable professionals to provide further insight. That said, we are not oblivious to the issue, and feel we should give our fellow shareholders a sense of the perspective we take when dealing with something like this.

The news of the UK leaving the European Union is a source of uncertainty, which is not generally conducive to business initiative or consumer sentiment, and could put pressure on business activity in the short term. In truth, it seems the British economy was previously showing some signs of moderation, despite expectations of a "remain" vote. In practice, however, nothing will technically change with respect to how things are done, or how companies operate and conduct business, for at least a couple of years.

While we cannot speculate as to how long it may last, one immediate impact of Brexit is the weakening of the British Pound. While a weaker currency is fundamentally undesirable in our view, it could be beneficial in the current world environment for the UK economy, and for its equity markets. The weaker yen for instance has proven beneficial for exporting businesses in Japan, and for the Japanese equity markets overall since the end of 2012 (and the other way around since the end of last year).

Short-term negative economic effects are also likely to put pressure on British authorities to soften their monetary and fiscal stand. This may include tax reductions, one-off budget measures, and quantitative easing-type initiatives. While there is a debate as to the economic benefits of such measures, their impact on currency and stock prices are more widely acknowledged.

In the long run, we think its decision to leave the EU could prove a historic positive change for the UK, with deregulation opening new opportunities for business ventures and trading activities, along with the prospect of material economic improvements for both the country and its potential new preferred partners. On the flip side, it will also raise complex legal and regulatory challenges, and cumbersome structural adjustments in multiple industries, particularly in banking. However, we think these challenges extend well beyond British frontiers, and we are concerned the decision might indeed put serious pressure on the EU.

From an investment standpoint, one can expect a lot of noise, uncertainty, and fear, which can cause meaningful volatility, thus creating compelling opportunities for investors with a focus on fundamentals, a long-term view, and a sound valuation discipline. This is especially true for U.S. dollar investors. Dramatic events like these can also be a source of high impact losses, which can in turn destabilize the markets.

At a research level, we have to factor in both the translational and transactional impact on businesses of the weaker British Pound. We also need to think about possible shifts in competitive dynamics as a result. Lastly, we have to be mindful of the effect currency can have on a company's balance sheet.

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More broadly, we need to consider the long-term possible effects (if any) on profit, cash flow, and ultimately, terminal value, beyond just top line exposure to the UK, or short-term forecasts. We also have to assess whether other regions may in fact benefit, and how all of these combined effects then compare with any fluctuation in a company's share price.

Key performers

Our worst-performing holding this quarter was Countrywide, which was down 41.29% (in U.S. currency) in the period.1 Based in the UK, the company is the country's leading residential real estate brokerage network. The group also operates one of the largest home rental businesses in the UK, and provides a broad range of real estate-related services such as property appraisals, similar to peer LSL.

Real estate as a sector is often subject to a lot of media attention. It is also a natural ground for political interventions, and is sensitive to consumer sentiment. It can be highly volatile as a result. Through our multiple access points into the UK market, we had been made aware of a likely softening in market conditions in the middle of the year, in part due to political instability. We expected potentially significant short-term volatility as a result, and possibly the opportunity to buy-in at low prices in the coming months.

Instead, the opportunity was brought forward by Brexit, which is not to say that we couldn't experience further volatility in the stock later in the year. By June 23, Countrywide's share price was down 6%, but it fell 25% on June 24, and another 15% the following trading day on June 27. We took advantage of these severely depressed valuations to add to our existing position.

Longer-term, Countrywide presents several compelling characteristics. Property transactions in the UK remain well below both peak demand and multi-decade averages. Irrespective of when the market may return to its long-term trend, the group can continue to build its rental business and other property-related activities. The company has a sound balance sheet, with net debt just north of 1.5x EBITDA2. The business requires little tangible assets and negative working capital thus generates triple digit levels of returns on capital employed, and is highly cash generative. A significant portion of this cash is returned to shareholders via dividends and buybacks, which are accretive to value at current prices.

The relatively new CEO Allison Platt, who comes from a non-real estate and non-traditional background, has led some dramatic organizational changes at the company that have yet to prove successful. The group has also failed more recently to properly execute on integrating rental acquisitions, and the business remains exposed to an industry downturn and increased pressure from market newcomers. Nevertheless, with a double-digit free cash flow yield, we believe we are getting well rewarded for our resilience to volatility and patience towards an improvement in the UK property market's conditions.

Our best performing holding this quarter was Totvs, which was up 27.47% (in U.S. currency) in the period.3 Based in Brazil, Totvs is the country's leading provider of enterprise software solutions, primarily to local small and medium size businesses.

1  Worst performer based on the percentage of Countrywide's share price change from 3/31/16 to 6/30/16. This share price change does not necessarily equate with the performance of the holding in the Fund's portfolio. As of 6/30/16, Countrywide represented 3.34% of the Fund's total assets.

2  EBITDA is Earnings before Interest Tax Depreciation and Amortization.

3  Best performer based on the percentage of Totvs's share price change from 3/31/16 to 6/30/16. This share price change does not necessarily equate with the performance of the holding in the Fund's portfolio. As of 6/30/16, Totvs represented 2.16% of the Fund's total assets.

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We first invested in Totvs less than a year ago in the context of a rapidly deteriorating political and economic environment in Brazil, associated with weakness in the national currency the Brazilian Real. The group had also announced a sizeable acquisition, which many (ourselves included) expected would be challenging to integrate. However, Totvs continued to generate solid results in the months that followed, and the group's stock price recovered strongly, leading us to significantly reduce our position.

At the end of last year, Totvs's management team then experienced significant disruption, as Rodrigo Kede, who had been hired from IBM Brazil and was expected to succeed the company's founder Laercio Cosentino as CEO, announced he was stepping down. The decision was publically attributed to a serious health issue, only for IBM to report a few days later that Rodrigo would be re-joining the group as head of its Latin American business. This caused Totvs's share price to fall back to previous depressed levels. Despite our initial concerns with the announcements, we were able to gain confidence, through multiple conversations with various parties involved, that the situation wasn't symptomatic of more serious issues at the company. We subsequently took advantage of the opportunity to rebuild the position.

Since then, Totvs's share price has benefited from continued good results, despite short-term headwinds from challenging macro-economic conditions and the integration of Bematech.

We think Totvs is a high-quality business, with a well-established dominant position in a market that is both difficult to penetrate and constantly changing. Its solutions are high value-added and a must-have for customers. Similar to SAP, the world leading player in the field of ERP solutions, the company benefits from high margin, recurring maintenance and service type revenues. The business has consistently generated double-digit growth, margins above 20%, returns on capital employed in excess of 80%, and high free cash flow generation. Totvs is undergoing a shift towards a subscription model, which negatively impacts results in the short-term, but should prove beneficial longer-term. The Bematech acquisition, while challenging to integrate, is opening new market opportunities for the group. The balance sheet is net cash positive. And despite the recent snafu, the CEO has an exceptional track record in the industry, and remains a large shareholder in the company.

Even after the recent increase in Totvs's share price, we continue to think that the stock is trading at a significant discount to the intrinsic value of the business, and we remain interested in being shareholders in the company at current valuations.

Portfolio activity

Once again this quarter, the sharp shift in trend during the period led to a high level of activity for the Fund. While we pulled back on several investments that had performed strongly early on, we bought into some new names, and substantially added to several existing positions at the end of the quarter, including Countrywide, LSL, and Michael Page.

We made five new purchases, including Metso and Signet. We also disclosed two new positions that we had recently been building, Burberry and Konecranes. Based in Finland, Metso is a world leading manufacturer of heavy equipment, typically for the mining industry. The group also provides related engineering and maintenance services. Based in Bermuda, Signet is the largest specialty jewelry retailer in the United States. Based in the U.K., Burberry is one of the world's top luxury brands. The company designs, produces, and distributes, in part through its own global retail network, a broad range of apparel and accessories. Based in Finland, Konecranes is a leading producer of electrical lifting equipment, primarily industrial and port cranes. The group also provides related engineering and maintenance services.

We also monetized three positions during the period: Intertek, G4S, and TNT Express. In addition, as commented above, we reduced the weights of several investments based on lower discounts to intrinsic value,

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both on an absolute basis, and relative to other portfolio holdings. Based in the UK, Intertek is a leading global provider of inspection and certification services. The company's stock had seen a material increase in price since the original purchase at the beginning of last year, and had reached our assessment of intrinsic value per share. We continue to view Intertek as a well-run, high-quality company, and remain interested in becoming shareholders, subject to an appropriate margin of safety4. As we reported in past commentaries, TNT Express was acquired by FedEx in the second quarter of last year. The transaction finally closed this quarter, and we received cash in exchange for our shares in the company.

Our sale of G4S was a different situation. We had commented last quarter that, after years of being invested in the group and having gone through significant challenges, a change in management, and a difficult turnaround, we expected to see our thesis play out at last in the coming months. We still trust that this will happen, and suspect the company's share price will react positively to future results. Yet we had also shared in the commentary our frustration with management, and the need for the balance sheet to be strengthened. Two things transpired during the quarter that combined with these two issues, ultimately dictated our decision to sell. One was the terrorist attack in Orlando, as the gunman turned out to be an employee of G4S. Despite multiple research calls, we struggled to assess the potential liabilities (if any) for the company, and found management's response to this crisis to be inadequate. The other was the Brexit vote, and the subsequent sharp weakening of the British Pound. With a large portion of its debt denominated in U.S. dollars, we estimated the group could run into liability management issues which could seriously undermine the pending turnaround. These issues, combined with an often hard-to-reach management, led to the decision to sell the position, as our investment discipline would dictate.

While our overall investment in G4S actually proved net positive for the Fund, this is quite a frustrating outcome after so many years as shareholders. We think the business itself is worth significantly more than what the current share price implies, and would be interested in becoming shareholders again, but would want to see the aforementioned issues addressed. Our experience with G4S will serve as another reminder of the importance of strong execution in the face of challenges, and a robust balance sheet. Bad things can happen to good businesses, and sometimes several times over in a short period of time. Without the financial strength to weather the storm, this can trump even the best fundamentals.

Holdings of interestNet of the transactions discussed above, our portfolio remained relatively concentrated at the end of the first quarter. We held 31 disclosed investments whose weighted average discount to intrinsic value was close to 40% at June 30, 2016, up somewhat from just over 35% at the end of the first quarter. We remain focused on our best ideas, with the Fund's top 10 holdings accounting for more than 40% of assets, and the top 5 accounting for more than 25%. These top holdings include Fenner, LSL, and Michael Page.

Based in the UK, Fenner is the world's leading player in the highly concentrated market for conveyor belts. While structurally strong, this business is exposed to mining, and it has suffered from dramatic organic decline in the past few years. In addition, Fenner is involved in a number of niche businesses, which together make up the so-called AEP segment, and now account for more than two-thirds of the group's profits. Almost 25% of that profit stems from a high-growth, high-return medical business that would command high valuations on a standalone basis. One-third of AEP's revenues are exposed to Oil & Gas, therefore some of these businesses have experienced material headwinds. Overall, the group's profits are now 65% below peak. Yet Fenner still

4  Margin of safety — Buying with a "margin of safety" is when a security is purchased at a discount to the portfolio manager's estimate of its intrinsic value. Buying a security with a margin of safety is designed to protect against permanent capital loss in the case of an unexpected event or analytical mistake. A purchase made with a margin of safety does not guarantee the security will not decline in price.

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delivers low- to mid-teen returns, along with a cash conversion rate in excess of 100%, because management has focused on extracting efficiencies, and the business requires little incremental capital at this stage. This also helps keep net debt to EBITDA below 2x, despite the sharp fall in EBITDA and negative currency effects. Fenner's management has a long personal history with the group, and is deeply committed to its long-term success. At the end of the quarter however, Fenner's stock (which is down almost 70% from its five-year peak in U.S. currency) traded at roughly 10x depressed 2017 profits. It offered high single-digit cash flow yields, and the optionality of a long-term market recovery, along with portfolio value realization opportunities.

Based in the UK, LSL is a leading real estate broker and provider of surveying services. The company operates the second-largest brokerage network in the country, and commands a dominant market share in the concentrated surveying market. Close to 20% of the group's income comes from the high-margin counter-cyclical home rental business. By nature, LSL's business depends on UK housing transactions, which fell 60% after the financial crisis and remains more than 25% below their long-term average. Yet, the business still generates mid-teen margins and virtually infinite returns5 because it requires few tangible assets and is working-capital negative. The group has room to further improve profitability through its own actions, and has high operating leverage exposure to larger transaction volumes. LSL's former CEO is now chairman of the board and one of the company's largest shareholders. Net debt to EBITDA is slightly above 1x. At the end of the quarter, however, LSL's stock (which is down more than 50% from its five-year peak in U.S. currency) traded at less than 5x profits, and offered mid-teen cash flow yields, along with the optionality of a more normal market, as well as compelling business development opportunities.

Based in the UK, Michael Page, now known as Page Group, is a world leading provider of recruitment services including both permanent placement and temporary staffing. As an industry, recruiters were severely hit by the financial crisis. At the time, Page was focused on the UK. It was biased to the finance sector, and lacked exposure to the counter-cyclical temporary staffing business in key markets. It was severely affected as a result. While the group has become far more diversified since then, both in terms of geographies and sectors, it retains the image of a UK financial stock, which makes it sensitive to events like Brexit. At opening on June 24, Page's share price was down by as much as 70%. The stock is now back to levels at which we originally purchased it, and levels at which it was still trading at the end of 2009. Yet, we consider Page as a best-in-class recruiter with a strong culture of performance, and we think the business, albeit cyclical, benefits from positive long-term underlying drivers. While margins still offer room for improvement, the business requires little working capital and tangible assets to operate. Returns and cash flow generation have been strong as a result. Management has returned excess capital to shareholders through dividends and share buybacks, while the balance sheet has remained net cash positive. At the end of the quarter however, Page's stock (which is down more than 50% from its five-year peak in U.S. currency) traded at less than 7x profits, and offered high single-digit cash flow yields, along with room for further improvement and further business development opportunities, especially in the U.S. market.

We chose to highlight these names not only because they were our top holdings at the end of the quarter, but also because we believe they offer a good insight into our broader portfolio, and further illustrate how we think as investors. They also show how the portfolio has further shifted towards UK small cap names following the sharp correction in the market and the weakening of the British Pound after the Brexit vote.

5  Because LSL's working capital is negative, and the business requires little tangible assets, the company's capital employed is negative. Therefore, the returns that the business generates are virtually infinite.

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Portfolio profile

Looking at the portfolio from a top-down perspective, things remained relatively unchanged at the end of the quarter, with a reasonable balance in terms of market capitalizations. The Fund's median market cap was $3.2 billion at quarter end, even though, as mentioned earlier, we increasingly find that smaller, overlooked companies offer more compelling discounts. However, we do not consider the observation to be very meaningful, since our approach is agnostic to size, geography, and sectors.

The main geographic characteristics of the portfolio were also effectively similar to what they were at the end of last quarter. Our large exposure to companies based in Europe further increased as we took advantage of the market's negative reaction to the Brexit vote to buy into UK companies. We still have no exposure to Japan, where it now seems generally accepted that "Abenomics" has failed (as we predicted it would a few years back), with the possibility of a reversal in exchange rates and the associated benefits the market had enjoyed. While we continue to zoom-in on a handful of names, we are finding emerging markets less compelling, particularly in contrast to heavily discounted high-quality, well-run, and financially robust UK companies.

From a sector standpoint, the portfolio remained heavily geared towards Industrials, though mainly as a function of energy and mining holdings. We still have no investments in banks, with our exposure to Financials only reflecting our positions in LSL and Countrywide. A lot of the concerns we've highlighted over the years when it comes to banks have proven valid, and while valuations are now intriguing, we still think many of these businesses do not meet our qualitative investment selection criteria. Sadly though, if things are as bad as trading multiples imply for the banks, not being invested in them will only help us marginally. In that respect, they've almost become a Pascalian wager at this stage.

Our exposure to Healthcare, according to GICS6, can be misleading, since Ansell is more of an industrial and consumer goods business. Similarly, our exposure to Energy includes our positions in Fugro and Shawcor, which are effectively providers of industrial solutions. As we've pointed out before, however, several of our holdings have exposure to energy and the commodity market, even though they are not classified as such under GICS.

Beyond that, the Fund is still fairly diversified, though it remains geared toward businesses that are cash generative and not very capital intensive. Those primarily include consumer goods companies and service -type businesses. We also continue to have meaningful investments in ERP software providers, including Oracle, Totvs, and SAP, which account for our sizeable exposure to Information Technology.

Prospect

To conclude our commentary, we would highlight again the pressure we continue to see on both profit expectations and multiples, in particular for large, liquid, unlikely-to-surprise companies. Brexit may have created the short-term illusion that markets have rolled. In fact, it pushes them further in the same direction. As we said before, high valuations are a function of ever-increasing "quantitative easing" initiatives. We chose to avoid any more commentaries on where yields are globally for sovereign as well as corporate debt now, but we are no less concerned by the large scale financial destruction such policies entail.

The impact they are having on capital markets is hard to ignore. As this commentary was being drafted, we read that Unilever is buying the Dollar Shave Club "for a cool $1 billion," (sic. WSJ on transaction report) in cash. For improv performers and equity holders alike, it doesn't get much cooler than that. The four-year old company, which operates a razor blade mail-order service (like Montgomery Ward, though with one product

6  Global Industry Classification Standard.

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line), had reportedly raised more than $160m in venture capital. It had revenue of $152m last year (roughly $1 for each $1 of capital raised), has never made a profit, and is being sued by Gillette for patent infringement. Comedic sense aside, what it means is that with free capital available in-masse, in particular for anything web-related, new businesses are able to flourish and command massive valuations by just obscenely under-cutting traditional models on price, also known as "disrupting," irrespective of their long-term financial soundness. And we worry about irrational Chinese players coming to markets with dumping practices... The disturbing thing is that in the current interest rate and market environment, Unilever, with its privileged access to capital, can actually think that the deal "makes sense," and at virtually any price.

At the same time, as anticipated, we find that the combination of these forces with one-off severe systemic shocks, such as the recent Brexit, is fueling more valuation asymmetries in capital markets. This is giving us more opportunities to invest in quality companies that won't fit in with the mandates of other managers. While true value investing has proven to be "out of favor" now for several years, we see more and more opportunities for those who take a long-term view, remain focused on fundamentals, maintain a sound valuation discipline, and have both the flexibility and the liquidity to act promptly.

With that, we thank you, as always, for your confidence, and we look forward to continuing to serve your interests as shareholders of the FPA International Value Fund.

Respectfully submitted,

Pierre O. Py

Portfolio Manager

June 30, 2016

The discussions of Fund investments represent the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on our current expectations, they are considered "forward-looking statements" which may or may not prove to be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

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PORTFOLIO SUMMARY

June 30, 2016 (Unaudited)

Common Stocks		82.7%
Construction & Mining Machinery	9.4%
Real Estate Services	9.1%
Flow Control Equipment	7.1%
Apparel, Footwear & Acc Design	7.0%
Professional Services	5.3%
Oil & Gas Services & Equipment	5.0%
Other Common Stocks	4.5%
Infrastructure Software	3.8%
Application Software	3.3%
Other Commercial Services	2.9%
Specialty Apparel Stores	2.7%
Industrial Distribution & Rental	2.6%
Material Handling Machinery	2.5%
Building Maintenance Services	2.5%
Jewelry & Watch Stores	2.4%
Aircraft & Parts	2.0%
Advertising & Marketing	1.8%
Rubber & Plastic	1.8%
Internet Media	1.8%
Packaged Food	1.4%
Beverages	1.1%
Food Services	0.8%
Semiconductor Manufacturing	0.8%
Specialty Chemicals	0.7%
Agricultural Chemicals	0.4%
Bonds & Debentures		9.3%
Short-term Investments		5.8%
Other Assets And Liabilities, Net		2.2%
Net Assets		100.0%

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PORTFOLIO OF INVESTMENTS

June 30, 2016
(Unaudited)

COMMON STOCKS	Shares	Fair Value
CONSTRUCTION & MINING MACHINERY — 9.4%
Fenner plc (Britain)	9,489,583	$19,819,210
Metso Oyj (Finland)	230,000	5,407,266
		$25,226,476
REAL ESTATE SERVICES — 9.1%
Countrywide plc (Britain)	2,746,208	$9,007,592
LSL Property Services plc (Britain)	4,780,893	15,529,530
		$24,537,122
FLOW CONTROL EQUIPMENT — 7.1%
KSB AG (Preference Shares) (Germany)	34,244	$11,780,705
Sulzer AG (Switzerland)	84,410	7,324,776
		$19,105,481
APPAREL, FOOTWEAR & ACC DESIGN — 7.0%
Burberry Group plc (Britain)	460,000	$7,155,488
Prada SpA (Italy)	3,783,200	11,715,891
		$18,871,379
PROFESSIONAL SERVICES — 5.3%
Michael Page International plc (Britain)	3,565,200	$14,155,990
OIL & GAS SERVICES & EQUIPMENT — 5.0%
Fugro NV (CVA) (Netherlands)*	591,858	$10,417,075
ShawCor, Ltd. (Canada)	124,200	3,079,164
		$13,496,239
INFRASTRUCTURE SOFTWARE — 3.8%
Atea ASA (Norway)*	240,014	$2,287,213
Oracle Corporation	197,600	8,087,768
		$10,374,981
APPLICATION SOFTWARE — 3.3%
SAP SE (Germany)	40,794	$3,063,839
TOTVS SA (Brazil)	614,100	5,838,375
		$8,902,214
OTHER COMMERCIAL SERVICES — 2.9%
ALS, Ltd. (Australia)	2,086,458	$7,723,546
SPECIALTY APPAREL STORES — 2.7%
Hugo Boss AG (Germany)	129,000	$7,333,910

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PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2016
(Unaudited)

COMMON STOCKS — Continued	Shares	Fair Value
INDUSTRIAL DISTRIBUTION & RENTAL — 2.6%
Aggreko plc (Britain)	405,886	$6,941,873
MATERIAL HANDLING MACHINERY — 2.5%
Konecranes Oyj (Finland)	270,000	$6,854,227
BUILDING MAINTENANCE SERVICES — 2.5%
Spotless Group Holdings, Ltd. (Australia)	8,030,343	$6,796,160
JEWELRY & WATCH STORES — 2.4%
Signet Jewelers,. Ltd. (Bermuda)	80,000	$6,592,800
AIRCRAFT & PARTS — 2.0%
Meggitt plc (Britain)	1,005,000	$5,462,610
ADVERTISING & MARKETING — 1.8%
Publicis Groupe SA (France)	74,060	$4,954,790
RUBBER & PLASTIC — 1.8%
Ansell, Ltd. (Australia)	350,612	$4,798,488
INTERNET MEDIA — 1.8%
Baidu, Inc. (ADR) (China)*	29,000	$4,789,350
PACKAGED FOOD — 1.4%
Danone SA (France)	54,361	$3,804,326
BEVERAGES — 1.1%
Diageo plc (Britain)	103,879	$2,901,928
FOOD SERVICES — 0.8%
Sodexo SA (France)	21,158	$2,266,644
SEMICONDUCTOR MANUFACTURING — 0.8%
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR) (Taiwan)	85,700	$2,247,911

11

FPA INTERNATIONAL VALUE FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2016
(Unaudited)

COMMON STOCKS — Continued	Shares or Principal Amount	Fair Value
SPECIALTY CHEMICALS — 0.7%
Morgan Advanced Materials plc (Britain)	595,502	$1,840,000
AGRICULTURAL CHEMICALS — 0.4%
Incitec Pivot, Ltd. (Australia)	532,129	$1,195,326
OTHER COMMON STOCKS — 4.5%		$11,997,990
TOTAL COMMON STOCKS — 82.7% (Cost $266,064,492)		$223,171,761
BONDS & DEBENTURES
U.S. TREASURY — 9.3%
U.S. Treasury Notes — 0.375% 10/31/2016 (Cost $24,993,885)	$25,000,000	$25,004,028
TOTAL INVESTMENT SECURITIES — 92.0% (Cost $291,058,377)		$248,175,789
SHORT-TERM INVESTMENTS — 5.8%
State Street Bank Repurchase Agreement — 0.03% 7/1/2016 (Dated 06/30/2016, repurchase price of $15,600,013, collateralized by $14,995,000 principal amount U.S. Treasury Note — 2.125% 2025, fair value $15,913,444)	$15,600,000	$15,600,000
TOTAL SHORT-TERM INVESTMENTS (Cost $15,600,000)		$15,600,000
TOTAL INVESTMENTS — 97.8% (Cost $306,658,377)		$263,775,789
Other Assets and Liabilities, net — 2.2%		6,066,856
NET ASSETS — 100.0%		$269,842,645

*  Non-income producing security.

As permitted by U.S. Securities and Exchange Commission regulations, "Other" Common Stocks include holdings in their first year of acquisition that have not previously been publicly disclosed.

See notes to financial statements.

12

FPA INTERNATIONAL VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES

June 30, 2016
(Unaudited)

ASSETS
Investment securities — at fair value (identified cost $291,058,377)	$248,175,789
Short-term investments — at amortized cost (maturities 60 days or less)	15,600,000
Cash	404
Receivable for:
Investment securities sold	5,615,423
Dividends and interest	1,037,750
Capital Stock sold	260,700
Unrealized gain on forward foreign currency contracts	1,620,168
Prepaid expenses and other assets	878
Total assets	272,311,112
LIABILITIES
Payable for:
Investment securities purchased	1,620,143
Capital Stock repurchased	393,554
Advisory fees	230,543
Line of Credit	20,704
Accrued expenses and other liabilities	157,521
Unrealized loss on foreign currency contracts	46,002
Total liabilities	2,468,467
NET ASSETS	$269,842,645
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — no par value; unlimited authorized shares; 23,257,058 outstanding shares	$359,588,986
Accumulated net realized loss on investments	(51,376,282)
Undistributed net investment income	2,914,029
Net unrealized depreciation	(41,284,088)
NET ASSETS	$269,842,645
NET ASSET VALUE
Offering and redemption price per share	$11.60

See notes to financial statements.

13

FPA INTERNATIONAL VALUE FUND

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2016
(Unaudited)

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $536,542)	$6,172,517
Total investment income	6,172,517
EXPENSES
Advisory fees	1,371,990
Transfer agent fees and expenses	138,745
Trustee fees and expenses	51,248
Reports to shareholders	31,828
Custodian fees	28,985
Audit and tax services fees	23,168
Legal fees	20,443
Filing fees	11,103
Administrative services fees	8,592
Professional fees	7,796
Other	31,255
Total expenses	1,725,153
Net expenses	1,725,153
Net investment income	4,447,364
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(25,372,789)
Foreign currency transactions	340,902
Net change in unrealized appreciation (depreciation) of:
Investments	22,341,539
Translation of foreign currency denominated amounts	(283,157)
Net realized and unrealized loss	(2,973,505)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,473,859

See notes to financial statements.

14

FPA INTERNATIONAL VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$4,447,364	$2,293,248
Net realized loss	(25,031,887)	(8,568,280)
Net change in unrealized appreciation (depreciation)	22,058,382	(15,545,194)
Net increase (decrease) in net assets resulting from operations	1,473,859	(21,820,226)
Distributions to shareholders from:
Net investment income	—	(17,026,966)
Total distributions	—	(17,026,966)
Capital Stock transactions:
Proceeds from Capital Stock sold	32,981,266	132,415,887
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	—	14,749,558
Cost of Capital Stock repurchased	(51,728,303)*	(289,203,240)*
Net decrease from Capital Stock transactions	(18,747,037)	(142,037,795)
Total change in net assets	(17,273,178)	(180,884,987)
NET ASSETS
Beginning of period	287,115,823	468,000,810
End of period	$269,842,645	$287,115,823
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold	2,871,364	10,105,639
Shares issued to shareholders upon reinvestment of dividends and distributions	—	1,193,429
Shares of Capital Stock repurchased	(4,541,782)	(22,731,324)
Change in Capital Stock outstanding	(1,670,418)	(11,432,256)

*  Net of redemption fees of $14,097 and $25,486 for the period ended June 30, 2016 and year ended December 31, 2015, respectively.

See notes to financial statements.

15

FPA INTERNATIONAL VALUE FUND
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended June 30, 2016		Year Ended December 31,
	(unaudited)		2015	2014	2013	2012	2011
Per share operating performance:
Net asset value at beginning of period	$11.52		$12.87	$14.45	$12.54	$10.11	$10.00
Income from investment operations:
Net investment income*	$0.19		$0.07	$0.14	$0.10	$0.01	—	**
Net realized and unrealized gain (loss) on investment securities	(0.11)		(0.86)	(1.45)	2.13	2.41	0.11
Total from investment operations	$0.08		$(0.79)	$(1.31)	$2.23	$2.42	$0.11
Less distributions:
Dividends from net investment income	—		$(0.56)	$(0.16)	$(0.09)	—	—
Distributions from net realized capital gains	—		—	(0.11)	(0.23)	—	—
Total distributions	—		$(0.56)	$(0.27)	$(0.32)	—	—
Redemption fees	—	**	— **	— **	— **	0.01	—	**
Net asset value at end of period	$11.60		$11.52	$12.87	$14.45	$12.54	$10.11
Total investment return***	0.69%		(6.34)%	(9.19)%	18.00%	24.04%	1.10%
Ratios/supplemental data:
Net assets, end of period (in $000's)	$269,843		$287,116	$468,001	$288,193	$41,407	$1,419
Ratio of expenses to average net assets:
Before reimbursement from Adviser	1.26	%†	1.25%	1.22%	1.26%	4.14%	16.64	%†
After reimbursement from Adviser	1.26	%†	1.25%	1.22%	1.26%	1.35%	1.35	%†
Ratio of net investment income (loss) to average net assets
Before reimbursement from Adviser	3.24	%†	0.50%	1.28%	0.76%	(2.34)%	(15.90	)%†
After reimbursement from Adviser	3.24	%†	0.50%	1.28%	0.76%	0.45%	(0.61	)%†
Portfolio turnover rate	94	%†	39%	84%	44%	49%	N/A

*  Per share amount is based on average shares outstanding.

**  Rounds to less than $0.01 per share.

***  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

†  Annualized.

16

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS

June 30, 2016
(Unaudited)

NOTE 1 — Significant Accounting Policies

FPA International Value Fund (the "Fund"), a series of the FPA Funds Trust, is registered under the Investment Company Act of 1940, as a non-diversified, open-end management investment company. The Fund's primary investment objective is to seek above average capital appreciation over the long term while attempting to minimize the risk of capital loss. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the statement of operations. A detailed listing of outstanding currency transactions is included in the Portfolio of Investments, in Investment Securities in the Statement of Assets and Liabilities and in Disclosure of Fair Value Measurements.

C.  Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including; those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. Since the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Foreign investments, especially those of companies in emerging markets, can be riskier less liquid, harder to value, and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to value the securities. Differences in tax and accounting standards, difficulties in obtaining information

17

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Continued

about foreign companies, restrictions on receiving investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations, can all add to the risk and volatility of foreign investments. The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets.

Risks Associated with Non-Diversification: The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of a more diversified fund.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding short-term investments) aggregated $103,858,875 for the period ended June 30, 2016. The proceeds and cost of securities sold resulting in net realized losses of $25,372,789 aggregated $109,636,484 and $135,009,273, respectively, for the period ended June 30, 2016. Realized gains or losses are based on the specific identification method.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

The cost of investment securities held at June 30, 2016, was $303,324,975 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments (excluding short-term investments) at June 30,

18

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Continued

2016, for federal income tax purposes was $8,074,956 and $63,224,142, respectively resulting in net unrealized depreciation of $55,149,186. As of and during the period ended June 30, 2016, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement (the "Agreement"), advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 1.00% of the Fund's average daily net assets. The Adviser has contractually agreed to reimburse expenses in excess of 1.29% of the average net assets of the Fund (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) through April 30, 2017.

For the period ended June 30, 2016, the Fund paid aggregate fees and expenses of $51,248 to all Trustees who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

NOTE 6 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase. For the period ended June 30, 2016, the Fund collected $14,097 in redemption fees. The impact of these fees is less than $0.01 per share.

NOTE 7 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the NYSE. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Currency forwards are valued at the closing currency exchange rate which is not materially different from the forward rate. Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

19

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Continued

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of June 30, 2016:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Construction & Mining Machinery	—	$25,226,476	—	$25,226,476
Real Estate Services	$15,529,530	9,007,592	—	24,537,122
Flow Control Equipment	11,780,705	7,324,776	—	19,105,481
Apparel, Footwear & Acc Design	—	18,871,379	—	18,871,379
Professional Services	—	14,155,990	—	14,155,990
Oil & Gas Services & Equipment	13,496,239	—	—	13,496,239
Infrastructure Software	10,374,981	—	—	10,374,981
Application Software	5,838,375	3,063,839	—	8,902,214
Other Commercial Services	—	7,723,546	—	7,723,546
Specialty Apparel Stores	—	7,333,910	—	7,333,910
Industrial Distribution & Rental	—	6,941,873	—	6,941,873
Material Handling Machinery	—	6,854,227	—	6,854,227
Building Maintenance Services	—	6,796,160	—	6,796,160
Jewelry & Watch Stores	6,592,800	—	—	6,592,800
Aircraft & Parts	—	5,462,610	—	5,462,610
Advertising & Marketing	—	4,954,790	—	4,954,790
Rubber & Plastic	—	4,798,488	—	4,798,488
Internet Media	4,789,350	—	—	4,789,350
Packaged Food	—	3,804,326	—	3,804,326
Beverages	—	2,901,928	—	2,901,928
Food Services	—	2,266,644	—	2,266,644
Semiconductor Manufacturing	2,247,911	—	—	2,247,911
Specialty Chemicals	1,840,000	—	—	1,840,000
Agricultural Chemicals	—	1,195,326	—	1,195,326
Other Common Stocks	6,861,927	5,136,063	—	11,997,990
U.S. Treasury	—	25,004,028	—	25,004,028
Short-Term Investment	—	15,600,000	—	15,600,000
	$79,351,818	$184,423,971	—	$263,775,789

20

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Continued

Investments	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (currency risk) Receivable	—	$1,620,168	—	$1,620,168
	—	$1,620,168	—	$1,620,168

Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were transfers of $143,819,943 from Level 1 to Level 2 during the period ended June 30, 2016. The transfers between Level 1 and Level 2 of the fair value hierarchy during the period ended June 30, 2016, were due to changes in valuation of international equity securities from the exchange closing price to the fair value price.

Forward foreign currency contracts: Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Funds' transactions in forward foreign currency contracts are limited to transaction and portfolio hedging. The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered and could exceed the net unrealized value shown in the tables below. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Forward foreign currency contracts are valued daily at the foreign exchange rates as of the close of the New York Stock Exchange. Unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the foreign exchange rates at the end of the period is included in the Statement of Assets and Liabilities under the caption "Forward Foreign Currency Contracts." Realized gains and losses and the net change in unrealized appreciation (depreciation) on forward foreign currency contracts for the year are included in the Statement of Operations under the caption "Forward Foreign Currency Contracts." During the period ended June 30, 2016 the proceeds from forward foreign currency contracts opened for the Fund were $28,022,945 and the contracts closed or settled was $38,808,945.

At June 30, 2016 the Fund, held forward foreign currency contracts, which are considered derivative instruments, each of whose counterparty is Barclays Capital, as follows:

Foreign Currency Sold	Local Contract Amount	Settlement Date	Valuation at June 30, 2016	Unrealized Appreciation
GBP	6,550,000	9/21/2016	$8,726,157	$1,247,135
EUR	10,822,000	12/21/2016	12,086,648	52,281
EUR	23,867,000	3/15/2017	26,745,286	320,752
			$47,558,091	$1,620,168

NOTE — Line of Credit

Effective February 26, 2016, the Fund, along with FPA Paramount, Inc. (another mutual fund managed by the Adviser) has entered into an agreement that enables them to participate in a $50 million unsecured line of credit with State Street Bank and Trust. Borrowings will be made solely to temporarily finance the repurchase of Capital Stock. Interest is charged to each Fund based on its borrowings at a rate per annum equal to the Overnight

21

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Continued

LIBOR Rate plus 1.25%. In addition, the Fund and FPA Paramount, Inc. pay a combined commitment fee of 0.25% per annum on any unused portion of the line of credit.

For the period ended June 30, 2016, the Fund had no borrowings under the agreement.

NOTE 8 — Collateral Requirements

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Portfolio of Investments. Generally, the amount of collateral due from or to a party is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements. The following table presents the Fund's OTC derivative assets and master repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of June 30, 2016:

Counterparty	Gross Assets in the Statement of Assets and Liabilities	Collateral Received		Assets (Liabilities) Available for Offset	Net Amount of Assets*
State Street Bank and Trust Company: Repurchase Agreement	$15,600,000	$15,600,000	**	—	—
Barclays Capital: Forward foreign currency contracts Receivable	$1,620,168	—		—	$1,620,168

*  Represents the net amount receivable (payable) from the counterparty in the event of default.

**  Collateral with a value of $15,913,444 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

22

FPA INTERNATIONAL VALUE FUND

RESULTS OF SPECIAL MEETING

Results of the Special Meeting of Shareholders:

A Special Meeting of Shareholders was held on May 9, 2016 in Los Angeles, California. The voting result for the proposal considered at the Special Meeting of Shareholders is as follows:

Election of Trustees. The shareholders of the Fund elected J. Richard Atwood, Mark L. Lipson, Alfred E. Osborne, Jr., A. Robert Pisano, Patrick B. Purcell, Steven T. Romick and Allan M. Rudnick to serve on the Board of Trustees.

FPA Funds Trust	Total Shares Voted For:	Total Shares Withheld:
J. Richard Atwood	485,616,724	5,431,638
Mark L. Lipson	485,638,320	5,410,042
Alfred E. Osborne, Jr.	485,403,700	5,644,662
A. Robert Pisano	485,178,431	5,869,931
Patrick B. Purcell	485,299,871	5,748,491
Steven T. Romick	476,934,266	14,114,096
Allan M. Rudnick	485,396,502	5,651,860

23

FPA INTERNATIONAL VALUE FUND

SHAREHOLDER EXPENSE EXAMPLE

June 30, 2016 (Unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value December 31, 2015	$1,000.00	$1,000.00
Ending Account Value June 30, 2016	$1,006.90	$1,018.60
Expenses Paid During Period*	$6.29	$6.32

*  Expenses are equal to the Fund's annualized expense ratio of 1.26%, multiplied by the average account value over the period and prorated for the six-months ended June 30, 2016 (182/366 days).

24

FPA INTERNATIONAL VALUE FUND

TRUSTEE AND OFFICER INFORMATION

(Unaudited)

Name and Year of Birth	Position(s) With Fund Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Allan M. Rudnick – 1940†	Trustee and Chairman* Years Served: 4	Private Investor. Formerly, Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007.	7
Mark L. Lipson – 1949†	Trustee* Years Served: <1	Consultant. ML2Advisors, LLC. Former member of the Management Committee and Western Region Head at Bessemer Trust Company from 2007 to 2014.	7
Alfred E. Osborne, Jr. – 1944†	Trustee* Years Served: 4	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	7	Wedbush, Inc., Nuverra Environmental Solutions, Inc., and Kaiser Aluminun, Inc.
A. Robert Pisano – 1943†	Trustee* Years Served: 3	Consultant. Formerly President and Chief Operating Officer of the Motion Picture Association of America, Inc. from 2005 to 2011.	7	Entertainment Partners, Resources Global Professionals and The Motion Picture and Television Fund
Patrick B. Purcell – 1943†	Trustee* Years Served: 4	Retired. Formerly Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to 1998.	7	The Motion Picture and Television Fund
J. Richard Atwood – 1960	Trustee* and President Years Served: 4	Managing Partner of the Adviser.	7
Steven Romick – 1963	Trustee* Years Served: 4	Managing Partner of the Adviser.	2
Pierre O. Py – 1976	Vice President & Portfolio Manager Years Served: 4	Managing Director of the Adviser since 2013. Formerly Vice President of the Adviser since 2011. Formerly an international research analyst at Harris Associates LP from 2005 to 2010.
Leora R. Weiner – 1970	Chief Compliance Officer Years Served: 2

Managing Director, General Counsel and Chief Compliance Officer of the Adviser since 2014. Formerly Managing Director, General Counsel and Chief Compliance Officer of Tradewinds Global Investors, LLC from 2008 to 2014.

25

FPA INTERNATIONAL VALUE FUND

TRUSTEE AND OFFICER INFORMATION

Continued

Name and Year of Birth	Position(s) With Fund Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
E. Lake Setzler – 1967	Treasurer Years Served: 4	Senior Vice President and Controller of the Adviser.
Francine S. Hayes – 1967	Secretary Years Served: 1	Vice President and Senior Counsel of State Street Bank and Trust Company

*  Trustees serve until their resignation, removal or retirement.

†  Audit Committee member

The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request by calling (800) 982-4372.

26

FPA INTERNATIONAL VALUE FUND

(Unaudited)

INVESTMENT ADVISER

First Pacific Advisors, LLC
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

TRANSFER & SHAREHOLDER
SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
or
235 West Galena Street
Milwaukee, WI 53212-3948

(800) 638-3060

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
Boston, Massachusetts

TICKER SYMBOL: FPIVX
CUSIP: 30254T726

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

LEGAL COUNSEL

Dechert LLP
San Francisco, California

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA INTERNATIONAL VALUE FUND, and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2016 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 551-8090. To obtain Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

Item 2.  Code of Ethics.

Not applicable to this semi-annual report.

Item 3.  Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Not applicable to this semi-annual report.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to this semi-annual report.

Item 6.  Investments.

(a)                                 Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)                                 Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11.  Controls and Procedures.

(a)                                 The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)                                 There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.  Exhibits.

(a)(1)                  Not applicable.

(a)(2)                  The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)                  Not applicable.

(b)                                 The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA FUNDS TRUST

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	August 31, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	August 31, 2016

By:	/s/ E. Lake Setzler III
E. Lake Setzler III
Treasurer (principal financial officer)

Date:	August 31, 2016